Exhibit 99.1

EXECUTION VERSION

CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP.,

PURCHASER

and

COLUMN FINANCIAL, INC.,

SELLER

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of November 10, 2016

Series 2016-C7

This Mortgage Loan Purchase Agreement (this “Agreement”), dated as of November 10, 2016, is between Credit Suisse Commercial Mortgage Securities Corp., a Delaware corporation, as purchaser (in such capacity, the “Purchaser”), and Column Financial, Inc., a Delaware corporation, as seller (the “Seller”).

Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of November 1, 2016 (the “Pooling and Servicing Agreement”), among the Purchaser, as depositor (the “Depositor”), Wells Fargo Bank, National Association, as master servicer (the “Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”), Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”), Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Operating Advisor”), and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”) pursuant to which the Purchaser will transfer the Mortgage Loans (as defined herein), together with certain other mortgage loans, to a trust and certificates representing ownership interests in the Mortgage Loans, together with the other mortgage loans, will be issued by the trust (the “Trust”). In exchange for the Mortgage Loans and the other mortgage loans, the Trust will issue to or at the direction of the Depositor certificates to be known as CSAIL 2016-C7 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C7 (collectively, the “Certificates”). For purposes of this Agreement, “Mortgage Loans” refers to the mortgage loans listed on Exhibit A and “Mortgaged Properties” refers to the properties securing such Mortgage Loans.

The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

SECTION 1     Sale and Conveyance of Mortgages; Possession of Mortgage File. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (except as otherwise specifically set forth herein) (subject to the rights of each holder of an interest in any related Companion Loan, as and to the extent applicable), all of its right, title and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, certain subservicing agreements permitted thereunder and any agreement to the appointment of the Master Servicer, dated prior to or as of the Closing Date, among the Depositor, the Master Servicer and the Seller (any such agreement a “Servicing Rights Purchase Agreement”)) in and to the Mortgage Loans identified on Exhibit A to this Agreement (the “Mortgage Loan Schedule”) including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (and, in any event, notwithstanding anything herein to the contrary, excluding payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date, and excluding any Loan Seller Defeasance Rights and Obligations (as defined below) of the Seller with respect to the Mortgage Loans). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Seller’s interest in the related Mortgage represented by the Mortgage Note and the other contents of the related Mortgage File (subject to the rights of each holder of an interest in any related Companion Loan, as and to the extent applicable), will be vested in the Purchaser and immediately thereafter the Trustee, and the ownership of records and documents with respect to each Mortgage Loan prepared by or which come into the possession of the Seller (other than the documents and records described in the concluding proviso in SECTION 3(a) hereof) shall (subject to the rights of each holder of an interest in any related Companion Loan, as and to the extent applicable) immediately vest in the Purchaser and immediately thereafter the Trustee. In connection with the transfer of the Coconut Point Mortgage Loan, the Gurnee Mills Mortgage Loan and the GLP Industrial Portfolio B Mortgage Loan pursuant to this Section 1, the Seller does hereby assign to the Purchaser all of its rights, title and interest (solely in its capacity as the holder of each of the Coconut Point Mortgage Loan, the Gurnee Mills Mortgage Loan and the GLP Industrial Portfolio B Mortgage Loan, as applicable) in, to and under the related Intercreditor Agreement (it being understood and agreed that the Seller does not assign any right, title or interest that it or any other party may have thereunder in its capacity as holder of any related Companion Loan, if applicable). The Purchaser will sell certain of the Certificates (the “Public Certificates”) to the underwriter (the “Underwriter”) specified in the Underwriting Agreement, dated as of November 10, 2016 (the “Underwriting Agreement”), between the Purchaser, Column Financial, Inc. and the Underwriter, and the Purchaser will sell certain of the Certificates (the “Private Certificates”) to the initial purchaser (the “Initial Purchaser” and, collectively with the Underwriter, the “Dealers”) specified in the Purchase Agreement, dated as of November 10, 2016 (the “Certificate Purchase Agreement”), between the Purchaser, Column Financial, Inc. and Initial Purchaser.

The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. The purchase price of the Mortgage Loans shall be equal to the amount set forth on the cross receipt between the Seller and the Purchaser dated the date hereof and shall be paid by the Purchaser to the Seller in immediately available funds on the Closing Date. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

Notwithstanding anything to the contrary, the Purchaser and the Seller hereby acknowledge and agree that with respect to the Mortgage Loans secured by the Mortgaged Properties or portfolios of Mortgaged Properties identified as Mortgage Loan Numbers 1, 2, 4, 10, 11, 13, 20, 22, 23, 26, 27, 29, 30, 31, 33, 38, 42, 43, 45, 47, 51, 52 and 54 on the Mortgage Loan Schedule that are subject to defeasance, the Seller has retained the right of the lender under the Mortgage Loan documents to receive a percentage of the economic benefit associated with the ownership of the successor borrower, to designate and establish the successor borrower and to purchase (or cause the purchase on behalf of the related borrower of) the related defeasance collateral, in each case if there is a defeasance of such Mortgage Loan (“Loan Seller Defeasance Rights and Obligations”). The Purchaser shall cause the Pooling and Servicing Agreement to provide that: (i) if the Master Servicer receives notice of a defeasance request to a Mortgage Loan subject to defeasance, then the Master Servicer shall provide upon receipt of such notice, written notice of such defeasance request to the Seller or its assignee; and (ii) until such time as the Seller provides written notice to the contrary, notice of a defeasance of a Mortgage Loan with Loan Seller Defeasance Rights and Obligations shall be delivered to the Seller pursuant to the notice provisions of the Pooling and Servicing Agreement.

SECTION 2     Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage (other than with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan) and each Mortgage Note shall be transferred to the Trustee subject to and in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller or any of its Affiliates shall be held in trust on behalf of the Trustee (for the benefit of the Certificateholders) as the owner of such Mortgage Loan and shall be transferred promptly to the Certificate Administrator. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and all recoveries and payments of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

The transfer of each Mortgage Loan shall be reflected on the Seller’s balance sheets (and any consolidated balance sheet that includes the Seller) and other financial statements as the sale of such Mortgage Loan by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes. Following the transfer of the Mortgage Loans by the Seller to the Purchaser, the Seller shall not take any actions inconsistent with the ownership of the Mortgage Loans by the Purchaser and its assignees.

The transfer of each Mortgage Loan shall be reflected on the Purchaser’s balance sheets and other financial statements as the purchase of such Mortgage Loan by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes. The Purchaser shall be responsible for maintaining, and shall maintain, a set of records for each Mortgage Loan which shall be clearly marked to reflect the transfer of ownership of each Mortgage Loan by the Seller to the Purchaser pursuant to this Agreement.

SECTION 3     Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, such agreement effective upon the transfer of the Mortgage Loans contemplated herein, to deliver or cause to be delivered to the Custodian (on behalf of the Trustee) and the Master Servicer, respectively, on the dates set forth in Section 2.01 of the Pooling and Servicing Agreement, all documents, instruments and agreements required to be delivered by the Purchaser, or contemplated to be delivered by the Seller (whether at the direction of the Purchaser or otherwise) (including, for the avoidance of doubt, the related Mortgage File), to the Custodian and the Master Servicer, as applicable, with respect to the Mortgage Loans under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01 of the Pooling and Servicing Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

(b)          The Seller shall deliver to and deposit with (or cause to be delivered to and deposited with) the Master Servicer, within five (5) Business Days after the Closing Date, any documents and records not otherwise required to be contained in the Mortgage File that (i) relate to the origination and/or servicing and administration of the Mortgage Loans and each related

Serviced Companion Loan, as applicable, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans and each related Serviced Companion Loan, as applicable (including any asset summaries related to the Mortgage Loans that were delivered to the Rating Agencies in connection with the rating of the Certificates), or for evidencing or enforcing any of the rights of the holder of the Mortgage Loans and each related Serviced Companion Loan, as applicable, or holders of interests therein and (iii) are in the possession or under the control of the Seller, together with (x) all unapplied Escrow Payments and reserve funds in the possession or under control of the Seller that relate to the Mortgage Loans (other than any Mortgage Loan that is a Non-Serviced Mortgage Loan as of the Closing Date) and any related Serviced Companion Loan, as applicable, and (y) a statement indicating which Escrow Payments and reserve funds are allocable to each Mortgage Loan, (or any related Serviced Companion Loan, as the case may be); provided that copies of any document, record or item referred to above in this sentence that constitutes a Designated Servicing Document shall be delivered to the Master Servicer on or before the Closing Date; provided, further, that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

(c)          With respect to any Mortgage Loan secured by a Mortgaged Property that is subject to a franchise agreement with a related comfort letter in favor of the Seller that requires notice to or request of the related franchisor to transfer or assign any related comfort letter to the Trustee for the benefit of the Certificateholders or have a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) issued in the name of the Trustee for the benefit of the Certificateholders, the Seller or its designee shall, within 45 days of the Closing Date (or any shorter period if required by the applicable comfort letter), provide any such required notice or make any such required request to the related franchisor for the transfer or assignment of such comfort letter or issuance of a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter), with a copy of such notice or request to the Custodian (who shall include such document in the related Mortgage File), the Master Servicer and the Special Servicer, and the Pooling and Servicing Agreement shall require the Master Servicer to use reasonable efforts in accordance with the Servicing Standard to acquire such replacement comfort letter, if necessary (or to acquire any such new document or acknowledgement as may be contemplated under the existing comfort letter).

SECTION 4     Treatment as a Security Agreement. Pursuant to Section 1 hereof, the Seller has (subject to the limitations set forth therein) conveyed to the Purchaser all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller’s right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (and, in any event, excluding scheduled payments of principal and interest due on or before the Cut-off Date) and all proceeds thereof, and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

SECTION 5     Covenants of the Seller. The Seller covenants with the Purchaser as follows:

(a)          except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan, it shall record or cause a third party to record and file in the appropriate public recording office for real property records or UCC financing statements, as appropriate (or, with respect to any assignments that the Custodian has agreed to record or file pursuant to the Pooling and Servicing Agreement, deliver to the Custodian for such purpose and cause the Custodian to record and file), the assignments of assignment of leases, rents and profits and the assignments of Mortgage and each related UCC financing statement referred to in the definition of Mortgage File from the Seller to the Trustee as and to the extent contemplated under Section 2.01(c) of the Pooling and Servicing Agreement. All out of pocket costs and expenses relating to the recordation or filing of such assignments, assignments of Mortgage and financing statements shall be paid by the Seller. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect or cause such defect to be cured, as the case may be, and the Seller shall record or file, or cause the recording or filing of, such substitute or corrected document or instrument or, with respect to any assignments that the Custodian has agreed to record or file pursuant to the Pooling and Servicing Agreement, deliver such substitute or corrected document or instrument to the Custodian (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, the then holder of such Mortgage Loan);

(b)          as to each Mortgage Loan, except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan, if the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (ii), (iv), (vii) (if recorded), (ix) and (x) of the definition of “Mortgage File” in the Pooling and Servicing Agreement solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as applicable, it shall forward to the Custodian a copy of the original certified by the Seller to be a true and complete copy of the original thereof submitted for recording. The Seller shall cause each assignment referred to in Section (5)(a) above that is recorded and the file copy of each UCC financing statement assignment referred to in Section (5)(a) above to reflect that it should be returned by the public recording or filing office to the Custodian or its agent following recording (or, alternatively, to the Seller or its designee, in which case the Seller shall deliver or cause the delivery of the recorded original to the Custodian promptly following receipt); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Custodian shall obtain therefrom a certified copy of the recorded original. On a monthly basis, at the expense of the Seller, the Custodian shall forward to the Master Servicer a copy of each of the aforementioned assignments following the Custodian’s receipt thereof;

(c)          it shall take any action reasonably required by the Purchaser, the Certificate Administrator, the Trustee or the Master Servicer in order to assist and facilitate the transfer of the servicing of the Mortgage Loans (other than any Non-Serviced Mortgage Loans)

to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan (other than any Non-Serviced Mortgage Loans) to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders (and, in the case of each Serviced Whole Loan, the holder of the related Serviced Companion Loan, as and to the extent applicable). Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

(d)          the Seller shall provide the Master Servicer the initial data with respect to each Mortgage Loan for the CREFC® Financial File and the CREFC® Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement;

(e)          if (during the period of time that the Underwriter is required, under applicable law, to deliver a prospectus related to the Public Certificates in connection with sales of the Public Certificates by the Underwriter or a dealer) the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes there to be an untrue statement of a material fact with respect to the Mortgage Loans (including any related Whole Loan, including, without limitation, the servicing terms thereof if not serviced under the Pooling and Servicing Agreement, including the identification of the parties to the related Other Pooling and Servicing Agreement), the related borrowers, the related Mortgaged Property and the Seller and its affiliates (collectively, the “Seller Matters”) contained in the Offering Documents, or causes there to be an omission to state therein a material fact with respect to the Seller Matters required to be stated therein or necessary to make the statements therein with respect to the Seller Matters, in the light of the circumstances under which they were made, not misleading, then the Seller shall promptly notify the Dealers and the Depositor. If as a result of any such event the Dealers’ legal counsel determines that it is necessary to amend or supplement the Prospectus, dated November 15, 2016 relating to the Public Certificates, the annexes and exhibits thereto, or the Offering Circular dated November 15, 2016 relating to the Private Certificates, the annexes and exhibits thereto (collectively, the “Offering Documents”) in order to correct the untrue statement, or to make the statements therein, in the light of the circumstances when the Offering Documents are delivered to a purchaser, not misleading, or to make the Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Seller Matters) at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Dealers, such amendments or supplements to the Offering Documents as may be necessary so that the Offering Documents, as so amended or supplemented, will not contain an untrue statement with respect to the Seller Matters, will not, in the light of the circumstances when the Offering Documents are delivered to a purchaser, be misleading with respect to the Seller Matters and will comply with applicable law. (All terms under this clause (e) and not otherwise defined in this Agreement shall have the meanings set forth in the Indemnification Agreement, dated as of November 10, 2016, among the Underwriter, the Initial Purchaser, the Seller and the Purchaser (the “Indemnification Agreement” and, together with this Agreement, the “Operative Documents”));

(f)          if the Seller requires the Master Servicer to retain any Servicing Function Participant to service any Mortgage Loan as of the Closing Date, it shall cause such Servicing Function Participant to comply, as evidenced by written documentation between such Servicing Function Participant and the Seller, Purchaser or Master Servicer, with all reporting requirements set forth in Sections 11.04, 11.05, 11.06, 11.07, 11.08, 11.09, 11.10, 11.11, 11.12, 11.13 and 11.15 of the Pooling and Servicing Agreement applicable to such Servicing Function Participant for the Mortgage Loans, for so long as the Trust is subject to the reporting requirements of the Exchange Act;

(g)          for so long as the Trust (or any Other Securitization that holds a related Companion Loan) is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to the Coconut Point Companion Loans, the Gurnee Mills Companion Loans and the GLP Industrial Portfolio B Companion Loans, if such Companion Loan (or a portion thereof) is deposited by the Seller into another securitization, the depositor of such securitization) and the Certificate Administrator with any Additional Form 10-D Disclosure, any Additional Form 10-K Disclosure and any Form 8-K Disclosure Information indicated on Exhibit BB, Exhibit CC and Exhibit DD to the Pooling and Servicing Agreement, to the extent contemplated to be provided by the Seller in its capacity as a “Sponsor”, within the time periods set forth in the Pooling and Servicing Agreement; provided that, in connection with providing Additional Form 10-K Disclosure and the Seller’s reporting obligations under Item 1119 of Regulation AB, upon reasonable request by the Seller, the Purchaser shall provide the Seller with a list of all parties to the Pooling and Servicing Agreement and any other Servicing Function Participant;

(h)          With respect to the Coconut Point Mortgage Loan, the Gurnee Mills Mortgage Loan and the GLP Industrial Portfolio B Mortgage Loan, the Seller agrees that if disclosure related to the description of a party to the Pooling and Servicing Agreement is requested by the holder of a related Companion Loan for inclusion in the disclosure materials relating to the securitization of such Companion Loan by the Seller, the reasonable costs of such party related to such disclosure and any opinion(s) of counsel, certifications and/or indemnification agreement(s) shall be paid or caused to be paid by the Seller;

(i)           it shall indemnify and hold harmless the Depositor and its directors and officers, and each other person who controls the Depositor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon (i) a failure of the Seller to perform its obligations under Section 5(g) or (ii) negligence, bad faith or willful misconduct on the part of the Seller in the performance of such obligations;

(j)           no later than sixty (60) days after the Closing Date, the Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Seller;

(k)          promptly upon completion of such delivery of the Diligence Files (but in no event later than sixty (60) days after the Closing Date), the Seller shall provide the Depositor with a certificate (with a copy (which may be sent by email) to each of the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Custodian, the Asset Representations Reviewer and the Operating Advisor) substantially in the form of Exhibit E to this Agreement certifying that the electronic copy of the Diligence File for each Mortgage Loan uploaded to the Designated Site contains all documents and information required under the definition of “Diligence File” and such Diligence Files are organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Seller;

(l)           upon written request of the Asset Representations Reviewer (pursuant to Section 12.01(b)(ii) of the Pooling and Servicing Agreement), the Seller shall provide to the Master Servicer or the Special Servicer, as applicable, within ten (10) Business Days of receipt of such written request (which time period may be extended upon mutual agreement between the Seller and the Asset Representations Reviewer), copies of all relevant information, documents and records (including, but not limited to, records stored electronically on computer tapes, electronic discs, and similar media) requested by the Asset Representations Reviewer, and only to the extent in the possession of such Seller, relating to the related Mortgage Loan that is a Delinquent Loan (as defined in the Pooling and Servicing Agreement) to enable the Asset Representations Reviewer to perform its duties under the Pooling and Servicing Agreement; provided, that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations;

(m)         upon the completion of an Asset Review with respect to each Mortgage Loan and within forty-five (45) days of receipt by the Seller of a written invoice from the Asset Representations Reviewer, the Seller shall pay to the Asset Representation Reviewer the related Asset Representations Reviewer Asset Review Fee for such Asset Review;

(n)          the Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon (i) any failure of the Seller to pay the fees described under Section 5(m) above upon completion of an Asset Review and within 90 days of receiving an invoice from the Asset Representations Reviewer or (ii) any failure by the Seller to provide all documents and information required to be delivered by it pursuant to this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement within 60 days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement);

(o)          the Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method;

(p)          prior to the delivery of the Preliminary Prospectus to investors, an officer of the Seller delivered to the Depositor a sub-certification (the “Preliminary Seller Sub-

Certification”), a form of which is attached hereto as Exhibit F, to the certification subsequently provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Form SF-3, and prior to the time of pricing of the Certificates, an officer of the Seller has reconfirmed in writing as to the statements made in the Preliminary Seller Sub-Certification; and

(q)        prior to the delivery of the Prospectus to investors, an officer of the Seller delivered to the Depositor a sub-certification dated the date of the Prospectus (the “Final Seller Sub-Certification” and together with the Preliminary Seller Sub-Certification, the “Seller Sub-Certification”) to the certification subsequently provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Form SF-3.

SECTION 6     Representations and Warranties.

(a)        The Seller represents and warrants to the Purchaser as of the date hereof and as of the Closing Date that:

(i)         The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to own its assets and conduct its business, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under this Agreement except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and the Seller has taken all necessary action to authorize the execution and delivery of, and performance under, the Operative Documents and has duly executed and delivered each Operative Document, and has the power and authority to execute, deliver and perform under each Operative Document and all the transactions contemplated hereby and thereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

(ii)        Assuming the due authorization, execution and delivery of this Agreement by the Purchaser, this Agreement will constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities;

(iii)       The execution and delivery of each Operative Document by the Seller and the performance of its obligations hereunder and thereunder will not conflict with any provision of any law or regulation to which the Seller is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Seller’s organizational documents or any agreement or instrument to which the

Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller’s assets or property, in each case which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by the Operative Documents;

(iv)       There is no action, suit, proceeding or investigation pending or, to the Seller’s knowledge, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Seller to carry out the transactions contemplated by each Operative Document;

(v)        The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in the Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that, in the Seller’s good faith and reasonable judgment, is likely to materially and adversely affect its performance under any Operative Document;

(vi)       No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, each Operative Document or the consummation of the transactions contemplated hereby or thereby, other than those which have been obtained by the Seller;

(vii)      The transfer, assignment and conveyance of the Mortgage Loans by the Seller to the Purchaser is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

(viii)     The Seller has no actual knowledge that any statement, report, officer’s certificate or other document prepared and furnished or to be furnished by such Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by such Seller) (collectively, the “Provided Information”) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, or, to the extent that it has become aware of any material misstatement or omission in any Provided Information, the Seller has notified the Purchaser in writing of such material misstatement or omission at least one Business Day prior to the Time of Sale (as defined in the Indemnification Agreement) and updated such Provided Information or the material misstatement or omission has been corrected in the Time of Sale Information (as defined in the Indemnification Agreement); and

(ix)       The Seller has caused each Servicing Function Participant that the Seller has caused the Master Servicer, if any, to retain and that services a Mortgage Loan as of the Closing Date to comply, as evidenced by written documentation between each such Servicing Function Participant and the Seller, Purchaser or Master Servicer, with all reporting requirements set forth in Sections 11.04, 11.05, 11.06, 11.07, 11.08, 11.09, 11.10, 11.11, 11.12, 11.13 and 11.15 of the Pooling and Servicing Agreement applicable to such Servicing Function Participant for the Mortgage Loans, for so long as the Trust is subject to the reporting requirements of the Exchange Act.

(x)        Except for the agreed-upon procedures report obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (such report, the “Accountants’ Due Diligence Report”), the Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Offering Documents and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Offering Documents. The Seller further represents and warrants that no portion of the Accountants’ Due Diligence Report contains, with respect to the information contained therein with respect to the Mortgage Loans, any names, addresses, other personal identifiers or zip codes with respect to any individuals, or any other personally identifiable or other information that would be associated with an individual, including without limitation any “nonpublic personal information” within the meaning of Title V of the Gramm-Leach-Bliley Financial Services Modernization Act of 1999. The Underwriter and Initial Purchaser are third-party beneficiaries of the provisions set forth in this SECTION 6(a)(x).

(b)        The Purchaser represents and warrants to the Seller as of the Closing Date that:

(i)         The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, and the Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has duly executed and delivered this Agreement, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

(ii)        Assuming the due authorization, execution and delivery of this Agreement by the Seller, this Agreement will constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(iii)       The execution and delivery of this Agreement by the Purchaser and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Purchaser is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Purchaser’s organizational documents or any agreement or instrument to which the Purchaser is a party or by which it is bound, or any order or decree applicable to the Purchaser, or result in the creation or imposition of any lien on any of the Purchaser’s assets or property, in each case which would materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement;

(iv)       There is no action, suit, proceeding or investigation pending or, to the Purchaser’s knowledge, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement;

(v)        The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance under any Operative Document;

(vi)       No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Purchaser; and

(vii)      The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountants’ Due Diligence Report and meeting the requirements of Form 15G, Rule 15Ga-2 and any other rules and regulations of the Commission and the Exchange Act; (B) provided a copy of the final draft of each such Form 15G to the Underwriter and Initial Purchaser at least six (6) Business Days before the first sale in the offering contemplated by the Offering Documents; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) Business Days before the first sale in the offering contemplated by the Offering Documents as required by Rule 15Ga-2.

(c)        The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B to this Agreement as of the Cut-off Date or such other date set forth in Exhibit B to this Agreement, which representations and warranties are subject to the exceptions thereto set forth in Exhibit C to this Agreement.

(d)          Pursuant to the Pooling and Servicing Agreement, if the Master Servicer or the Special Servicer receives a Repurchase Request, such party is required to give prompt written notice thereof to the Seller and the Purchaser.

(e)          Pursuant to the Pooling and Servicing Agreement, if any Certificateholder, the Directing Certificateholder, the Master Servicer, the Special Servicer, the Certificate Administrator, the Operating Advisor (solely in its capacity as Operating Advisor) or the Trustee discovers or receives notice alleging a Material Defect, then such Certificateholder, Directing Certificateholder, the Master Servicer, the Special Servicer, the Certificate Administrator, the Operating Advisor (solely in its capacity as Operating Advisor) or the Trustee will be required to give prompt written notice thereof to the Seller, the parties to the Pooling and Servicing Agreement and the Directing Certificateholder (prior to the occurrence and continuance of a Consultation Termination Event). Promptly upon becoming aware of any such Material Defect (including through a written notice given by the Certificateholder, the Directing Certificateholder, the Master Servicer, the Special Servicer, the Certificate Administrator, the Operating Advisor (solely in its capacity as Operating Advisor) or the Trustee, as provided above), the Seller shall, not later than 90 days after (i) except in the case of the succeeding clause (ii), the applicable Seller’s discovery of the Material Defect or receipt of notice of such Material Defect or (ii) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage (as used herein, a “Qualified Mortgage”), the earlier of (x) the discovery by the Seller or any party to the Pooling and Servicing Agreement of such Material Defect or (y) receipt of notice of a discovery of such Material Defect from any party to the Pooling and Servicing Agreement by the Seller, cure the same in all material respects (which cure shall include payment of any losses and additional trust fund expenses associated therewith) or, if such Material Defect cannot be cured within such 90 day period, the Seller shall either (i) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer, for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith or (ii) repurchase the affected Mortgage Loan or any related REO Property (or the Trust’s interest therein) at the applicable Purchase Price by wire transfer of immediately available funds to the Collection Account; provided, however, that if (i) such Material Defect is capable of being cured but not within such 90 day period, (ii) such Material Defect is not related to any Mortgage Loan’s not being a Qualified Mortgage and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Defect within such 90 day period, then the Seller shall have an additional 90 days to complete such cure (or, in the event of a failure to so cure, to complete such repurchase of the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above) it being understood and agreed that, in connection with the Seller’s receiving such additional 90 day period, the Seller shall deliver an Officer’s Certificate to the Trustee, the Special Servicer and the Certificate Administrator setting forth the reasons such Material Defect is not capable of being cured within the initial 90 day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Defect will be cured within such additional 90 day period; and provided, further, that, if any such Material Defect is still not cured after the initial 90 day period and any such additional 90 day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure, substitution or repurchase obligations in respect of such Material Defect so long as the Seller certifies to the Trustee, the Special Servicer and the Certificate Administrator every 30 days thereafter that the Material Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure, substitution or repurchase may continue beyond the date that is 18 months following the Closing Date. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or a Defect, but if the Seller discovers a Material Defect with respect to a Mortgage Loan, it shall notify the Purchaser.

Notwithstanding the foregoing provisions of this Section 6(e), in lieu of the Seller performing its repurchase or substitution obligations with respect to any Material Defect provided in this Section 6(e), to the extent that the Seller and the Purchaser (or, following the assignment of the Mortgage Loans to the Trust, the Special Servicer on behalf of the Trust, and, if no Control Termination Event has occurred and is continuing and only with respect to a Mortgage Loan that is not an Excluded Loan, with the consent of the Directing Certificateholder) are able to agree upon the Loss of Value Payment for a Material Defect, the Seller may elect, in its sole discretion, to pay such Loss of Value Payment to the Purchaser (or its assignee); provided that a Material Defect as a result of a Mortgage Loan not constituting a Qualified Mortgage Loan, may not be cured by a Loss of Value Payment. Upon its making such payment, the Seller shall be deemed to have cured such Material Defect in all respects. Provided such payment is made, this paragraph describes the sole remedy available to the Purchaser and its assignees regarding any such Material Defect, and the Seller shall not be obligated to repurchase or substitute the related Mortgage Loan or otherwise cure such Material Defect.

If any Breach pertains to a representation or warranty to the effect that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Seller shall not be required to repurchase or substitute such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Trust that are the basis of such Breach and have not been reimbursed by the related Mortgagor and (ii) if such Mortgage Loan is or was a Delinquent Loan, the amount of any fees payable, without duplication, pursuant to Section 5(m) to the extent not previously paid by the Seller to the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. If the Seller elects to pay such costs and expenses, the Seller shall remit the amount to the Special Servicer for disbursement to the applicable persons and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(b) or Section 2.03(g), as applicable, of the Pooling and Servicing Agreement. No delay in either the discovery of a Material Defect on the part of any party to the Pooling and Servicing Agreement or in providing notice of such Material Defect will relieve the Seller of its obligation to repurchase or substitute for (or make a Loss of Value Payment with respect to) the related Mortgage Loan unless (i) the Seller did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is the result of the failure by a party to this Agreement or the Pooling and Servicing Agreement (other than the Asset Representations Reviewer) to provide prompt notice as required by the terms hereof or of the Pooling and Servicing Agreement after such party has actual knowledge of such Material Defect (for the avoidance of doubt, knowledge shall not be deemed to exist by reason of the Custodial Exception Report), (iii) such Material Defect does not relate to the applicable Mortgage Loan not being a Qualified Mortgage and (iv) such delay precludes the Seller from curing such Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Seller shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an Opinion of Counsel to the effect that such release in lieu of a repurchase does not (A) cause any Trust REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon any Trust REMIC or the Trust and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

Subject to the Seller’s right to cure set forth above in this Section 6(e), and further subject to Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, any of the following will cause a document in the Mortgage File delivered by the Seller for any Mortgage Loan to be deemed to have a “Defect” that constitutes a Material Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan (but solely with respect to clause (a)) and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File either a copy of the Mortgage with evidence of recording thereon or a copy of the Mortgage and a certificate from the related Seller stating that the original signed Mortgage was sent for recordation (or certified by the applicable recorder’s office); (c) the absence from the Mortgage File of the lender’s title insurance policy issued on the date of the origination of such Mortgage Loan (or, if such policy has not been issued or located, an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company)) called for by clause (viii) of the definition of “Mortgage File” in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File either a copy of the assignment with evidence of recording thereon or a copy of the intervening assignment and a certificate from the Seller stating that the original intervening assignments were sent for filing or recordation (or certified by the applicable recorder’s office), as applicable; (e) the absence from the Mortgage File of any required letter of credit (except as permitted under Section 2.01(b) of the Pooling and Servicing Agreement); or (f) with respect to any related leasehold Mortgage Loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; provided, however, that no Defect (except Defects described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the lender’s rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the related Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the related Mortgage Loan or for any immediate significant servicing obligation.

With respect to the GLP Industrial Portfolio B Mortgage Loan, the Seller agrees that if a “Defect” (or analogous term) under, and as such term (or any analogous term) is defined in, the related Non-Serviced PSA exists with respect to the related Non-Serviced Companion Loan securitized under such Non-Serviced PSA and the Seller (or any other responsible repurchasing party) repurchases the related controlling Non-Serviced Companion Loan from the related Other Securitization, then the Seller shall also promptly repurchase the GLP Industrial Portfolio B Mortgage Loan from the Trust at the applicable Purchase Price; provided, however, that the foregoing shall not apply to any Defect related solely to the promissory note for any related Non-Serviced Companion Loan.

If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Underlying Loan, and (iii) the applicable Material Defect does not constitute a Material Defect as to any other Crossed Underlying Loan in such Crossed Mortgage Loan Group (without regard to this paragraph), then the applicable Material Defect shall be deemed to constitute a Material Defect as to each other Crossed Underlying Loan in the related Crossed Mortgage Loan Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Underlying Loans in the related Crossed Mortgage Loan Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Underlying Loans in such Crossed Mortgage Loan Group satisfy the Crossed Underlying Loan Repurchase Criteria. In the event that the remaining Crossed Underlying Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Underlying Loan as to which the related Material Defect exists or to repurchase or substitute for all of the Crossed Underlying Loans in the related Crossed Mortgage Loan Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Underlying Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

To the extent that the Seller is required to repurchase or substitute for a Crossed Underlying Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Underlying Loans in such Crossed Mortgage Loan Group, neither the Seller nor the Purchaser shall enforce any remedies against the other’s Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed

Underlying Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Underlying Loans still held by the Trustee.

If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Underlying Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Underlying Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Underlying Loans shall be allocated between such Crossed Underlying Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Underlying Loan included in the Trust is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

(f)          In connection with any repurchase or substitution of one or more Mortgage Loans pursuant to this Section 6, the Pooling and Servicing Agreement shall provide that the Trustee, the Certificate Administrator, the Custodian, the Master Servicer and the Special Servicer shall each tender to the repurchasing entity, upon delivery to each of them of a receipt executed by the repurchasing or substituting entity evidencing such repurchase or substitution, all portions of the Mortgage File, the Servicing File and other documents and all Escrow Payments and reserve funds pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the repurchasing or substituting entity or its designee in the same manner, but only if the respective documents have been previously assigned or endorsed to the Trustee, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which such documents were previously assigned to the Trustee or as otherwise reasonably requested to effect the retransfer and reconveyance of the Mortgage Loan and the security therefor to the Seller or its designee; provided that such tender by the Trustee and the Custodian shall be conditioned upon its receipt from the Master Servicer of a Request for Release and an Officer’s Certificate to the effect that the requirements for repurchase or substitution, as the case may be, have been satisfied.

(g)         The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

(h)         Each party hereto agrees to promptly notify the other party of any breach of a representation or warranty contained in SECTION 6(c) of this Agreement. The Seller’s obligation to cure any Material Defect, to repurchase or substitute any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 6 shall constitute the sole remedy available to the Purchaser in connection with a breach of any of the Seller’s representations or warranties contained in or made pursuant to SECTION 6(c) of this Agreement or a Defect with respect to any Mortgage Loan.

(i)          The Seller shall promptly notify the Purchaser if (i) the Seller receives a Repurchase Communication of a Repurchase Request (other than from the Purchaser), (ii) the Seller repurchases or replaces a Mortgage Loan, (iii) the Seller receives a Repurchase Communication of a withdrawal of a Repurchase Request of which notice has been previously received or given and which withdrawal is by the Person making such Repurchase Request (a “Repurchase Request Withdrawal”) (other than from the Purchaser) or (iv) the Seller rejects or disputes any Repurchase Request. Each such notice shall be given no later than the tenth (10th) Business Day after (A) with respect to clauses (i) and (iii) of the preceding sentence, receipt of a Repurchase Communication of a Repurchase Request or a Repurchase Request Withdrawal, as applicable, and (B) with respect to clauses (ii) and (iv) of the preceding sentence, the occurrence of the event giving rise to the requirement for such notice, and shall include (1) the identity of the related Mortgage Loan, (2) the date (x) such Repurchase Communication of such Repurchase Request or Repurchase Request Withdrawal was received, (y) the related Mortgage Loan was repurchased or replaced or (z) the Repurchase Request was rejected or disputed, as applicable, and (3) if known, the basis for (x) the Repurchase Request (as asserted in the Repurchase Request) or (y) any rejection or dispute of a Repurchase Request, as applicable.

The Seller shall provide to the Purchaser and the Certificate Administrator the Seller’s “Central Index Key” number assigned by the Securities and Exchange Commission and a true, correct and complete copy of the relevant portions of any Form ABS-15G that the Seller is required to file with the Securities and Exchange Commission with respect to the Mortgage Loans on or before the date that is five (5) Business Days before the date such Form ABS-15G is required to be filed with the Securities and Exchange Commission. For the avoidance of doubt, the foregoing obligation shall not prohibit the Seller from filing a Form ABS-15G on or prior to the date on which such copy is provided to the Purchaser and the Certificate Administrator.

In addition, the Seller shall provide the Purchaser, upon request, such other information in its possession as would permit the Purchaser to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase requests. Any such information requested shall be provided as promptly as practicable after such request is made.

The Seller agrees that no Person that is required to provide a 15Ga-1 Notice (a “15Ga-1 Notice Provider”) will be required to provide information in a 15Ga-1 Notice that is protected by the attorney-client privilege or attorney work product doctrines. In addition, the Seller hereby acknowledges that (i) any 15Ga-1 Notice provided pursuant to Section 2.02(g) of the Pooling and Servicing Agreement is so provided only to assist the Seller, the Depositor and their respective Affiliates to comply with Rule 15Ga-1 under the Exchange Act, Items 1104 and 1121 of Regulation AB and any other requirement of law or regulation and (ii)(A) no action taken by, or inaction of, a 15Ga-1 Notice Provider and (B) no information provided pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a 15Ga-1 Notice Provider in a 15Ga-1 Notice shall be deemed to constitute a waiver or defense to the exercise of any legal right the

15Ga-1 Notice Provider may have with respect to this Agreement, including with respect to any Repurchase Request that is the subject of a 15Ga-1 Notice.

Each party hereto agrees that the receipt of a 15Ga-1 Notice or the delivery of any notice required to be delivered pursuant to this SECTION 6(i) shall not, in and of itself, constitute delivery of notice of, receipt of notice of, or knowledge of the Seller of, any Material Defect.

Each party hereto agrees and acknowledges that, as of the date of this Agreement, the “Central Index Key” number of the Trust is 0001654060.

“Repurchase Communication” means, for purposes of this Section 6(i) only, any communication, whether oral or written, which need not be in any specific form.

SECTION 7     Review of Mortgage File. The Purchaser shall require the Custodian pursuant to the Pooling and Servicing Agreement to review the Mortgage Files pursuant to Section 2.02 of the Pooling and Servicing Agreement and if it finds any document or documents not to have been properly executed, or to be missing or to be defective on its face in any material respect, to notify the Purchaser, which shall promptly notify the Seller.

SECTION 8     Conditions to Closing. The obligation of the Seller to sell the Mortgage Loans shall be subject to the Seller having received the consideration for the Mortgage Loans as contemplated by Section 1 of this Agreement. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)          Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall, subject to any applicable exceptions set forth on Exhibit C to this Agreement, be true and correct in all material respects as of the Closing Date or as of such other date as of which such representation is made under the terms of Exhibit B to this Agreement, and no event shall have occurred as of the Closing Date which, with notice or the passage of time, would constitute a default on the part of the Seller under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D to this Agreement.

(b)          The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder), in such form as is agreed upon and acceptable to the Purchaser, the Seller, the Underwriter, the Initial Purchaser and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the terms thereof.

(c)          The Purchaser shall have received the following additional closing documents:

(i)         copies of the Seller’s Certificate of Incorporation and all amendments, revisions, restatements and supplements thereof, certified as of a recent date by the Secretary of the Seller;

(ii)        a certificate as of a recent date of the Secretary of State of the State of Delaware to the effect that the Seller is duly organized, existing and in good standing in the State of Delaware;

(iii)       an officer’s certificate of the Seller in form reasonably acceptable to the Underwriter, the Initial Purchaser and each Rating Agency;

(iv)       an opinion of counsel of the Seller, subject to customary exceptions and carve-outs, in form reasonably acceptable to the Underwriter, the Initial Purchaser and each Rating Agency; and

(v)        a letter from counsel to the Seller substantially to the effect that (a) nothing has come to such counsel’s attention that would lead such counsel to believe that the Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular or the Final Offering Circular (each as defined in the Indemnification Agreement), as of the date thereof or as of the Closing Date (or, in the case of the Preliminary Prospectus or the Preliminary Offering Circular, solely as of the time of sale) contained or contain, as applicable, with respect to the Seller, the Mortgage Loans, any related Companion Loan(s), the related Mortgagors or the related Mortgaged Properties, any untrue statement of a material fact or omitted or omits, as applicable, to state a material fact necessary in order to make the statements therein relating to the Seller, the Mortgage Loans, any related Companion Loan(s), the related Mortgagors or the related Mortgaged Properties, in the light of the circumstances under which they were made, not misleading and (b) the information relating to the Mortgage Loans (including any related Whole Loan, including, without limitation, the servicing terms thereof if not serviced under the Pooling and Servicing Agreement, including identification of the parties to the related Other Pooling and Servicing Agreement), the related borrowers, the related Mortgaged Properties or the Seller and its affiliates (to the extent such affiliate is not the Underwriter or Initial Purchaser) in the Prospectus appears to be appropriately responsive in all material respects to the applicable requirements of Regulation AB.

(d)        The Public Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

(e)        The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

(f)        The Seller shall furnish the Purchaser, the Underwriter and the Initial Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

SECTION 9     Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree.

SECTION 10     Expenses. The Seller will pay its pro rata share (the Seller’s pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents as to the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans to be included in the Trust) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular, the Final Offering Circular and any related disclosure for the initial Form 8-K, including the cost of obtaining any “comfort letters” with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, the Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular and the Final Offering Circular and the reproducing and delivery of this Agreement and the furnishing to the Underwriter of such copies of the Registration Statement, Preliminary Prospectus, Prospectus, Preliminary Offering Circular, Final Offering Circular and this Agreement as the Underwriter may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates; (ix) the reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP, as counsel to the Purchaser; (x) all registration fees incurred by the Purchaser in connection with the filing of its registration statement allocable to the issuance of the Public Certificates; and (xi) the reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP, as counsel to the Underwriter and the Initial Purchaser.

SECTION 11     Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

SECTION 12     Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS

AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 13     Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 14     Submission to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY MANNER PERMITTED BY LAW.

SECTION 15     No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 6(a)(x) and Section 16.

SECTION 16     Assignment.

(a)  The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders. The Seller hereby acknowledges its obligations pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and their permitted successors and assigns. Any Person into which the Seller may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Seller may become a party, or any Person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder without any further act. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement, but shall not be further assigned by the Trustee to any Person.

(b)  The Asset Representations Reviewer shall be an express third-party beneficiary of Sections 5(j), 5(k), 5(l) and 5(m) of this Agreement.

SECTION 17     Notices. All communications hereunder shall be in writing and effective only upon receipt and (i) if sent to the Purchaser, will be mailed, hand delivered, couriered or sent by facsimile transmission or electronic mail to it at 11 Madison Avenue, New York, New York 10010, to the attention of Charles Lee, fax number: (212) 322-0965, with a copy to Sarah Nelson, One Madison Avenue, 9th Floor, New York, New York 10010, fax number (212) 743-2823 (ii) if sent to the Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission or electronic mail and confirmed to it at Column Financial, Inc., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention: N. Dante La Rocca, Facsimile: (646) 935-8520, Email: dante.larocca@credit-suisse.com, with a copy to Column Financial, Inc., One Madison Avenue, 9th Floor, New York, New York 10010, Attention: Sarah Nelson, Esq., (iii) if sent to any party other than the Purchaser or the Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission or electronic mail to such party’s address provided in Section 13.05 of the Pooling and Servicing Agreement, and (iv) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

SECTION 18     Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which changes in any manner (i) any defined term contained therein, (ii) any obligations or rights of the Seller herein or otherwise or (iii) any rights of the Seller as a third-party beneficiary of the Pooling and Servicing Agreement shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

SECTION 19     Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.

SECTION 20     Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in SECTION 6(h) of this Agreement, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

SECTION 21     No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither the Purchaser nor the Seller shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party’s behalf.

SECTION 22     Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

SECTION 23     Further Assurances. The Seller and Purchaser each agree to execute and deliver such instruments and take such further actions as any party hereto may, from time to time, reasonably request in order to effectuate the purposes and carry out the terms of this Agreement.

* * * * * *

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP.

By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and Chief Executive Office

COLUMN FINANCIAL, INC.

By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: Vice President

CSAIL 2016-C7: COLUMN MORTGAGE LOAN PURCHASE AGREEMENT

EXHIBIT A

MORTGAGE LOAN SCHEDULE

 A-1

Loan ID #	Originator/Loan Seller	Mortgagor Name	Property Address	City	State	Zip Code	County	Property Name	Size	Measure	Mortgage Rate in Effect at Origination (%)	Net Mortgage Rate in Effect at the Cut-off Date (%)	Companion Loan Mortgage Rate in Effect at Origination (%)	Companion Loan Net Mortgage Rate in Effect at the Cut-off Date (%)	Original Principal Balance	Cut-off Principal Balance	Original Term	Remaining Term	Maturity/ARD Date
1	Column Financial, Inc.	Coconut Point Town Center, LLC	23106 Fashion Drive	Estero	FL	33928	Lee	Coconut Point	836,531	Square Feet	3.9530000%	3.9356500%	3.9530000%	3.9356500%	$100,000,000	$100,000,000	120	119	10/1/2026
2	Column Financial, Inc.	Mall At Gurnee Mills, LLC	6170 West Grand Avenue	Gurnee	IL	60031	Lake	Gurnee Mills	1,683,915	Square Feet	3.9900000%	3.9723200%	3.9900000%	3.9723200%	$75,000,000	$74,900,058	120	119	10/1/2026
4	Column Financial, Inc.	Columbia Properties Westshore, LLC	1001 North Westshore Boulevard	Tampa	FL	33607	Hillsborough	Tampa Marriott Westshore	310	Rooms	4.6850000%	4.6686500%	NAP	NAP	$30,000,000	$29,799,361	120	116	7/1/2026
10	Column Financial, Inc.	Preserve at Autumn Ridge II LLC	14630 Autumn Ridge Lane	Watertown	NY	13601	Jefferson	Preserve at Autumn Ridge II	152	Units	4.5400000%	4.5236500%	NAP	NAP	$21,280,000	$20,846,669	120	104	7/6/2025
11	Column Financial, Inc.	TGC Kendall, LLC	16200 Southwest 88th Street	Miami	FL	33196	Miami-Dade	BJ's Wholesale Club - Miami	113,000	Square Feet	4.4000000%	4.3836500%	NAP	NAP	$20,200,000	$20,200,000	120	118	9/6/2026
13	Column Financial, Inc.	University Heights II San Marcos Apartments, DST	1101 East River Ridge Parkway	San Marcos	TX	78666	Hays	The Heights II	672	Beds	4.8520000%	4.8356500%	NAP	NAP	$17,350,000	$17,350,000	120	112	3/6/2026
16	Column Financial, Inc.	Western B West AZ, LLC, Western B Northwest CA, LLC, Western B West CA, LLC, Western B Southeast FL, LLC, Western Marina West Industrial, LLC, Western Miramar DC, LLC, Western B Southeast GA, LLC, Western B South MS, LLC, Western B Northwest OR, LLC, Western Carlisle - Ritner DC, LLC, Western Carlisle DC, LLC, Western Iron Run DC, LLC, Western Lehigh Valley DC II, LLC, Western Lehigh Valley DC, LLC, Western Steamboat DC, LLC, Western Valley Crossings DC, LLC, Western Valley Forge Business Center, LLC, Western York DC II, LLC, Western York DC III, LLC, Western York - Willow Springs DC, LLC, Western B South TN, LLC, Western B South TX, LLC, Western B Northwest UT, LLC, Western B Northwest WA, LLC	Various	Various	Various	Various	Various	GLP Industrial Portfolio B	26,238,861	Square Feet	3.8164107%	3.8037107%	3.8164107%	3.8037107%	$15,900,000	$15,900,000	84	72	11/6/2022
16.001	Column Financial, Inc.		800 North 75th Avenue	Phoenix	AZ	85043	Maricopa	Agave DC	1,267,110	Square Feet					$796,560	$796,560
16.002	Column Financial, Inc.		861 Nestle Way	Allentown	PA	18031	Lehigh	Lehigh Valley 13	822,500	Square Feet					$427,871	$427,871
16.003	Column Financial, Inc.		3507 Pasadena Freeway	Pasadena	TX	77503	Harris	Frontier Logistics BTS	600,004	Square Feet					$403,878	$403,878
16.004	Column Financial, Inc.		1111 Gillingham Lane	Sugarland	TX	77478	Fort Bend	Sugarland Interchange DC	486,263	Square Feet					$366,289	$366,289
16.005	Column Financial, Inc.		105 Willow Springs Lane	York	PA	17406	York	York - Willow Springs	624,000	Square Feet					$354,293	$354,293
16.006	Column Financial, Inc.		127 Liberty Industrial Parkway	McDonough	GA	30253	Henry	Atlanta - Liberty DC	851,349	Square Feet					$332,700	$332,700
16.007	Column Financial, Inc.		588 Crenshaw Boulevard	Torrance	CA	90503	Los Angeles	South Bay DC	265,440	Square Feet					$319,903	$319,903
16.008	Column Financial, Inc.		9306 Sorensen Avenue	Santa Fe Springs	CA	90670	Los Angeles	Sorensen Industrial	305,422	Square Feet					$313,505	$313,505
16.009	Column Financial, Inc.		11500 Miramar Parkway	Miramar	FL	33025	Broward	Miramar DC	289,300	Square Feet					$308,707	$308,707
16.010	Column Financial, Inc.		3300 Espresso Way	York	PA	17406	York	York DC II	603,000	Square Feet					$287,913	$287,913
16.011	Column Financial, Inc.		5 True Temper Drive	Carlisle	PA	17015	Cumberland	Carlisle DC Bldg 1	511,760	Square Feet					$283,914	$283,914
16.012	Column Financial, Inc.		1401 St. Paul Avenue	Tacoma	WA	98421	Pierce	Portside Distribution Center	416,050	Square Feet					$267,919	$267,919
16.013	Column Financial, Inc.		13900 North West 2nd Street	Sunrise	FL	33325	Broward	Marina West A	276,175	Square Feet					$263,121	$263,121
16.014	Column Financial, Inc.		48350 Fremont Boulevard	Fremont	CA	94538	Alameda	Fremont East Bay DC	246,450	Square Feet					$235,129	$235,129
16.015	Column Financial, Inc.		1580 Francisco Street	Torrance	CA	90501	Los Angeles	Harbor Gateway DC	184,815	Square Feet					$235,129	$235,129
16.016	Column Financial, Inc.		19802 Imperial Valley Drive	Houston	TX	77073	Harris	Imperial DC 1	328,020	Square Feet					$233,530	$233,530
16.017	Column Financial, Inc.		6195 West South 300 Street	Salt Lake City	UT	84104	Salt Lake	Westport DC Bldg B	409,374	Square Feet					$228,731	$228,731
16.018	Column Financial, Inc.		6075 West 300 South	Salt Lake City	UT	84104	Salt Lake	Westport DC Bldg A	350,892	Square Feet					$221,533	$221,533
16.019	Column Financial, Inc.		521 8th Street South West	Auburn	WA	98001	King	Auburn DC	283,450	Square Feet					$204,738	$204,738
16.020	Column Financial, Inc.		8474 Market Place	Southaven	MS	38671	Desoto	Southaven DC Bldg 2	602,500	Square Feet					$196,741	$196,741
16.021	Column Financial, Inc.		900 International Parkway	Sunrise	FL	33325	Broward	Marina West DC II Bldg 1	200,000	Square Feet					$193,542	$193,542
16.022	Column Financial, Inc.		6825 West Buckeye Road	Phoenix	AZ	85043	Maricopa	Buckeye DC Bldg 1	380,569	Square Feet					$190,343	$190,343
16.023	Column Financial, Inc.		275 Cross Farm Lane	York	PA	17406	York	York DC III	342,160	Square Feet					$189,543	$189,543
16.024	Column Financial, Inc.		200 Boysenberry Lane	Placentia	CA	92870	Orange	Orange County DC	198,275	Square Feet					$184,744	$184,744
16.025	Column Financial, Inc.		6111 South 228th Street	Kent	WA	98032	King	Kent Valley DC II	228,907	Square Feet					$183,145	$183,145
16.026	Column Financial, Inc.		5625 Challenge Drive	Memphis	TN	38115	Shelby	Memphis IC III	582,098	Square Feet					$177,546	$177,546
16.027	Column Financial, Inc.		2900 Atlas Road	Richmond	CA	94806	Contra Costa	Pinole Point Building #1	200,000	Square Feet					$172,748	$172,748
16.028	Column Financial, Inc.		4747 West Buckeye Road	Phoenix	AZ	85043	Maricopa	Cactus DC II	376,760	Square Feet					$168,749	$168,749
16.029	Column Financial, Inc.		7300 Oakley Industrial Boulevard	Atlanta	GA	30213	Fulton	Fairburn DC	346,224	Square Feet					$163,951	$163,951
16.030	Column Financial, Inc.		6323-6377 Windfern Road	Houston	TX	77040	Harris	Windfern Distribution Center II	245,700	Square Feet					$161,551	$161,551
16.031	Column Financial, Inc.		10733-10763 North West 123rd Street	Medley	FL	33178	Miami-Dade	Miami DC	185,520	Square Feet					$157,552	$157,552
16.032	Column Financial, Inc.		4000 South Corporate Parkway	Forest Park	GA	30297	Clayton	Southpoint F	358,360	Square Feet					$154,353	$154,353
16.033	Column Financial, Inc.		3710 Atlanta Industrial Parkway North West	Atlanta	GA	30331	Fulton	Industrial Parkway DC	443,800	Square Feet					$151,954	$151,954
16.034	Column Financial, Inc.		6380 Holmes Road	Memphis	TN	38141	Shelby	Chickasaw DC	437,940	Square Feet					$149,555	$149,555
16.035	Column Financial, Inc.		2834 Schoeneck Road	Lower Macungie	PA	18062	Lehigh	Valley Crossings	270,000	Square Feet					$148,755	$148,755
16.036	Column Financial, Inc.		6913 West Buckeye Road	Phoenix	AZ	85043	Maricopa	Buckeye DC Bldg 2	303,495	Square Feet					$147,156	$147,156
16.037	Column Financial, Inc.		2500 Southpoint Drive	Forest Park	GA	30297	Clayton	Southpoint B	297,000	Square Feet					$140,758	$140,758
16.038	Column Financial, Inc.		675 Hartman Road	Austell	GA	30168	Cobb	Hartman Business Center I	353,983	Square Feet					$140,758	$140,758
16.039	Column Financial, Inc.		1200 W Artesia Boulevard	Compton	CA	90220	Los Angeles	Artesia DC	151,800	Square Feet					$136,759	$136,759
16.040	Column Financial, Inc.		8457 South Eastern Avenue	Bell Gardens	CA	90201	Los Angeles	Bell Gardens Distribution Center #3	166,261	Square Feet					$124,762	$124,762
16.041	Column Financial, Inc.		13800 North West 2nd Street	Sunrise	FL	33325	Broward	Marina West B	115,680	Square Feet					$124,762	$124,762
16.042	Column Financial, Inc.		1905 Raymond Avenue South West	Renton	WA	98057	King	Renton DC	126,660	Square Feet					$123,963	$123,963
16.043	Column Financial, Inc.		1500 Southpoint Drive	Forest Park	GA	30297	Clayton	Southpoint A	218,875	Square Feet					$122,363	$122,363
16.044	Column Financial, Inc.		750 Maxham Road	Lithia Springs	GA	30122	Douglas	Westfork A5	315,095	Square Feet					$122,363	$122,363
16.045	Column Financial, Inc.		14599 North West 8th Street	Sunrise	FL	33325	Broward	Marina West DC II Bldg 2	143,000	Square Feet					$122,363	$122,363
16.046	Column Financial, Inc.		2500 Atlas Road	Richmond	CA	94806	Contra Costa	Pinole Point Building #2	143,250	Square Feet					$120,764	$120,764
16.047	Column Financial, Inc.		1770 South 5500 West	Salt Lake City	UT	84104	Salt Lake	Salt Lake DC II	190,000	Square Feet					$119,164	$119,164
16.048	Column Financial, Inc.		6350 West Sam Houston Parkway North	Houston	TX	77041	Harris	Northwest 8 Industrial Center II	99,175	Square Feet					$118,364	$118,364
16.049	Column Financial, Inc.		1730 South 5500 West	Salt Lake City	UT	84104	Salt Lake	Salt Lake DC I	190,000	Square Feet					$116,765	$116,765
16.050	Column Financial, Inc.		4131-4293 North East 189th Avenue	Gresham	OR	97230	Multnomah	Southshore Commerce Center C	179,457	Square Feet					$115,965	$115,965
16.051	Column Financial, Inc.		2100 Atlas Road	Richmond	CA	94806	Contra Costa	Pinole Point Building #3	131,504	Square Feet					$114,365	$114,365
16.052	Column Financial, Inc.		75 Steamboat Boulevard	York	PA	17345	York	Steamboat DC	193,160	Square Feet					$114,365	$114,365
16.053	Column Financial, Inc.		9704 West Roosevelt	Tolleson	AZ	85353	Maricopa	Palo Verde DC	302,640	Square Feet					$112,766	$112,766
16.054	Column Financial, Inc.		1200-1220 San Mateo Avenue	San Bruno	CA	94080	San Mateo	South San Francisco DC II	86,918	Square Feet					$109,567	$109,567
16.055	Column Financial, Inc.		850 Maxham Road	Lithia Springs	GA	30122	Douglas	Westfork C4	292,281	Square Feet					$107,168	$107,168
16.056	Column Financial, Inc.		155 South Hill Drive	Brisbane	CA	94005	San Mateo	South San Francisco DC	87,000	Square Feet					$104,768	$104,768
16.057	Column Financial, Inc.		18550-18870 North East Riverside Parkway	Gresham	OR	97230	Multnomah	Southshore Commerce Center A	165,000	Square Feet					$102,369	$102,369
16.058	Column Financial, Inc.		6305 South 231st Street	Kent	WA	98032	King	Kent Valley DC IV	115,189	Square Feet					$99,170	$99,170
16.059	Column Financial, Inc.		700 Allen Road	Carlisle	PA	17015	Cumberland	Carlisle DC Bldg 2	181,990	Square Feet					$99,170	$99,170
16.060	Column Financial, Inc.		1880 McFarland Road	Alpharetta	GA	30004	Fulton	Bluegrass DC Bldg 4	136,238	Square Feet					$98,370	$98,370
16.061	Column Financial, Inc.		825 Maxham Road	Lithia Springs	GA	30122	Douglas	Westfork A4	228,576	Square Feet					$97,571	$97,571
16.062	Column Financial, Inc.		13323 South Gessner Road	Missouri City	TX	77489	Harris	Beltway Crossing DC Bldg 2	166,400	Square Feet					$96,771	$96,771
16.063	Column Financial, Inc.		1627 Ritner Highway	Carlisle	PA	17013	Cumberland	Ritner DC	202,000	Square Feet					$95,971	$95,971
16.064	Column Financial, Inc.		555 Hartman Road	Austell	GA	30168	Cobb	Hartman Business Center II	261,799	Square Feet					$91,172	$91,172
16.065	Column Financial, Inc.		3528 Arden Road	Hayward	CA	94545	Alameda	Hayward DC	101,805	Square Feet					$90,373	$90,373
16.066	Column Financial, Inc.		9830-9856 East Freeway	Houston	TX	77029	Harris	Houston DC Bldg 1	219,243	Square Feet					$84,774	$84,774
16.067	Column Financial, Inc.		7050 South 216th Street	Kent	WA	98032	King	Kent Valley DC	125,000	Square Feet					$83,975	$83,975
16.068	Column Financial, Inc.		7520 Morris Court	Allentown	PA	18106	Lehigh	Lehigh Valley 9	154,156	Square Feet					$83,175	$83,175
16.069	Column Financial, Inc.		13443 South Gessner Road	Missouri City	TX	77489	Harris	Beltway Crossing DC Bldg 3	116,480	Square Feet					$83,175	$83,175
16.070	Column Financial, Inc.		481 Airport Industrial Drive	Southaven	MS	38671	Desoto	Southaven DC Bldg 1	246,564	Square Feet					$82,375	$82,375
16.071	Column Financial, Inc.		1665 Bluegrass Lakes Parkway	Alpharetta	GA	30004	Fulton	Bluegrass DC Bldg 1	112,000	Square Feet					$81,575	$81,575
16.072	Column Financial, Inc.		300 Brogdon Road	Atlanta	GA	30024	Fulton	Suwanee Point Building 200	105,972	Square Feet					$80,776	$80,776
16.073	Column Financial, Inc.		6701 Nob Hill Road	Tamarac	FL	33321	Broward	Tamarac Business Center I	90,000	Square Feet					$76,777	$76,777
16.074	Column Financial, Inc.		7575 Ponce De Leon Circle	Doraville	GA	30340	DeKalb	Gwinnett DC Bldg 1	201,440	Square Feet					$73,578	$73,578
16.075	Column Financial, Inc.		552-598 Garden Oaks Boulevard	Houston	TX	77018	Harris	Houston DC Bldg 3	192,430	Square Feet					$72,778	$72,778
16.076	Column Financial, Inc.		2260 West Broadway Road	Mesa	AZ	85202	Maricopa	Broadway 101 CC Bldg 9	97,554	Square Feet					$71,978	$71,978
16.077	Column Financial, Inc.		6755 Snowdrift Road	Allentown	PA	18106	Lehigh	Iron Run DC	125,000	Square Feet					$71,978	$71,978
16.078	Column Financial, Inc.		6381-6399 Windfern Road	Houston	TX	77040	Harris	Windfern Distribution Center I	128,460	Square Feet					$68,779	$68,779
16.079	Column Financial, Inc.		2750 North West 84th Avenue	Miami	FL	33122	Miami-Dade	Miami DC II	70,000	Square Feet					$68,779	$68,779
16.080	Column Financial, Inc.		4122-4286 North East 185th Drive	Gresham	OR	97230	Multnomah	Southshore Commerce Center B	103,500	Square Feet					$67,979	$67,979
16.081	Column Financial, Inc.		4103 Tench Road	Atlanta	GA	30024	Fulton	Suwanee Point Building 100	125,725	Square Feet					$67,180	$67,180
16.082	Column Financial, Inc.		13423 South Gessner Road	Missouri City	TX	77489	Harris	Beltway Crossing DC Bldg 1	116,480	Square Feet					$64,780	$64,780
16.083	Column Financial, Inc.		18792 Northeast Portal Way	Gresham	OR	97230	Multnomah	Southshore Commerce Center D	96,608	Square Feet					$64,780	$64,780
16.084	Column Financial, Inc.		2160 West Broadway Road	Mesa	AZ	85202	Maricopa	Broadway 101 CC Bldg 11	106,106	Square Feet					$63,981	$63,981
16.085	Column Financial, Inc.		7130 Ambassador Drive	Allentown	PA	18106	Lehigh	Lehigh Valley DC II	114,049	Square Feet					$62,381	$62,381

Loan ID #	Originator/Loan Seller	Mortgagor Name	Property Address	City	State	Zip Code	County	Property Name	Size	Measure	Mortgage Rate in Effect at Origination (%)	Net Mortgage Rate in Effect at the Cut-off Date (%)	Companion Loan Mortgage Rate in Effect at Origination (%)	Companion Loan Net Mortgage Rate in Effect at the Cut-off Date (%)	Original Principal Balance	Cut-off Principal Balance	Original Term	Remaining Term	Maturity/ARD Date
16.086	Column Financial, Inc.		4001 Hickory Hills Road	Memphis	TN	38115	Shelby	Memphis IC I	200,000	Square Feet					$60,782	$60,782
16.087	Column Financial, Inc.		2350 West Broadway Road	Mesa	AZ	85202	Maricopa	Broadway 101 CC Bldg 6	96,120	Square Feet					$59,182	$59,182
16.088	Column Financial, Inc.		7566 Morris Court	Allentown	PA	18106	Lehigh	Lehigh Valley 10	111,300	Square Feet					$58,382	$58,382
16.089	Column Financial, Inc.		13513 South Gessner Road	Missouri City	TX	77489	Harris	Beltway Crossing DC Bldg 4	91,520	Square Feet					$57,583	$57,583
16.090	Column Financial, Inc.		6360 West Sam Houston Parkway North	Houston	TX	77041	Harris	Northwest 8 Industrial Center I	42,143	Square Feet					$55,183	$55,183
16.091	Column Financial, Inc.		1490 Bluegrass Lakes Parkway	Alpharetta	GA	30004	Fulton	Bluegrass DC Bldg 3	72,000	Square Feet					$54,384	$54,384
16.092	Column Financial, Inc.		581 Strander Boulevard	Tukwila	WA	98188	King	Andover DC Bldg A	81,225	Square Feet					$53,584	$53,584
16.093	Column Financial, Inc.		1492 Bluegrass Lakes Parkway	Alpharetta	GA	30004	Fulton	Bluegrass DC Bldg 2	69,000	Square Feet					$51,984	$51,984
16.094	Column Financial, Inc.		551 Strander Boulevard	Tukwila	WA	98188	King	Andover DC Bldg B	81,660	Square Feet					$51,185	$51,185
16.095	Column Financial, Inc.		2360 West Broadway Road	Mesa	AZ	85202	Maricopa	Broadway 101 CC Bldg 5	85,533	Square Feet					$51,185	$51,185
16.096	Column Financial, Inc.		2150 West Broadway Road	Mesa	AZ	85202	Maricopa	Broadway 101 CC Bldg 8	68,175	Square Feet					$51,185	$51,185
16.097	Column Financial, Inc.		2166 West Broadway Road	Mesa	AZ	85202	Maricopa	Broadway 101 CC Bldg 10	85,533	Square Feet					$51,185	$51,185
16.098	Column Financial, Inc.		2250 West Broadway Road	Mesa	AZ	85202	Maricopa	Broadway 101 CC Bldg 4	65,310	Square Feet					$50,385	$50,385
16.099	Column Financial, Inc.		6829 Ruppsville Road	Allentown	PA	18106	Lehigh	Lehigh Valley 11	100,000	Square Feet					$49,585	$49,585
16.100	Column Financial, Inc.		6501 Nob Hill Road	Tamarac	FL	33321	Broward	Tamarac Commerce Center	49,100	Square Feet					$47,986	$47,986
16.101	Column Financial, Inc.		6323 Brookhill Drive	Houston	TX	77087	Harris	Houston DC Bldg 2	123,536	Square Feet					$47,986	$47,986
16.102	Column Financial, Inc.		13801 North West 4th Street	Sunrise	FL	33325	Broward	Marina West DC II Bldg 3	58,650	Square Feet					$47,986	$47,986
16.103	Column Financial, Inc.		2340 West Broadway Road	Mesa	AZ	85202	Maricopa	Broadway 101 CC Bldg 3	65,310	Square Feet					$47,186	$47,186
16.104	Column Financial, Inc.		9303-9349 Kirby Drive	Houston	TX	77054	Harris	Commerce Park Medical Center	51,914	Square Feet					$43,987	$43,987
16.105	Column Financial, Inc.		4601 South Pinemont	Houston	TX	77041	Harris	Houston IC	67,180	Square Feet					$43,187	$43,187
16.106	Column Financial, Inc.		7585 Ponce De Leon Circle	Doraville	GA	30340	DeKalb	Gwinnett DC Bldg 2	115,228	Square Feet					$43,187	$43,187
16.107	Column Financial, Inc.		3260 Meridian Parkway	Weston	FL	33331	Broward	Weston Business Center	35,447	Square Feet					$42,387	$42,387
16.108	Column Financial, Inc.		22640 West Valley Highway	Kent	WA	98032	King	Kent Valley DC III	50,450	Square Feet					$42,387	$42,387
16.109	Column Financial, Inc.		13003 Southwest Freeway	Stafford	TX	77477	Harris	Commerce Park SW 2	49,900	Square Feet					$41,587	$41,587
16.110	Column Financial, Inc.		3662-3698 Westchase Drive	Houston	TX	77042	Harris	Commerce Park Westchase 3	61,580	Square Feet					$40,788	$40,788
16.111	Column Financial, Inc.		6831 Ruppsville Road	Allentown	PA	18106	Lehigh	Lehigh Valley 12	80,000	Square Feet					$39,188	$39,188
16.112	Column Financial, Inc.		3800-3898 West 11th Street	Houston	TX	77055	Harris	Houston DC Bldg 4	106,725	Square Feet					$39,188	$39,188
16.113	Column Financial, Inc.		2495 Boulevard of the Generals	Valley Forge	PA	19403	Montgomery	Valley Forge 1	65,723	Square Feet					$38,388	$38,388
16.114	Column Financial, Inc.		2562 Boulevard of the Generals	Valley Forge	PA	19403	Montgomery	Valley Forge 2	62,800	Square Feet					$38,388	$38,388
16.115	Column Financial, Inc.		8429-8433 South Eastern Avenue	Bell Gardens	CA	90201	Los Angeles	Bell Gardens Distribution Center #1	48,541	Square Feet					$37,589	$37,589
16.116	Column Financial, Inc.		4910 Wright Road	Stafford	TX	77477	Harris	Commerce Park SW 4	42,742	Square Feet					$37,589	$37,589
16.117	Column Financial, Inc.		2330 West Broadway Road	Mesa	AZ	85202	Maricopa	Broadway 101 CC Bldg 1	46,879	Square Feet					$37,589	$37,589
16.118	Column Financial, Inc.		8435 South Eastern Avenue	Bell Gardens	CA	90201	Los Angeles	Bell Gardens Distribution Center #2	48,600	Square Feet					$35,989	$35,989
16.119	Column Financial, Inc.		12919 Southwest Freeway	Stafford	TX	77477	Harris	Commerce Park SW 1	40,813	Square Feet					$35,989	$35,989
16.120	Column Financial, Inc.		10101 North West 67th Street	Tamarac	FL	33321	Broward	Tamarac Business Center II	35,000	Square Feet					$33,590	$33,590
16.121	Column Financial, Inc.		2240 West Broadway Road	Mesa	AZ	85202	Maricopa	Broadway 101 CC Bldg 2	44,854	Square Feet					$32,790	$32,790
16.122	Column Financial, Inc.		3630-3660 Westchase Drive	Houston	TX	77042	Harris	Commerce Park Westchase 2	48,197	Square Feet					$31,990	$31,990
16.123	Column Financial, Inc.		4105 Hickory Hills Road	Memphis	TN	38115	Shelby	Memphis IC II	106,844	Square Feet					$31,191	$31,191
16.124	Column Financial, Inc.		8801 Jameel Street	Houston	TX	77040	Harris	Commerce Park NW 3	47,450	Square Feet					$29,591	$29,591
16.125	Column Financial, Inc.		8901 Jameel Street	Houston	TX	77040	Harris	Commerce Park NW 4	47,510	Square Feet					$29,591	$29,591
16.126	Column Financial, Inc.		4850 Wright Road	Stafford	TX	77477	Harris	Commerce Park SW 3	42,695	Square Feet					$29,591	$29,591
16.127	Column Financial, Inc.		3602-3628 Westchase Drive	Houston	TX	77042	Harris	Commerce Park Westchase 1	48,148	Square Feet					$29,591	$29,591
16.128	Column Financial, Inc.		8601 Jameel Street	Houston	TX	77040	Harris	Commerce Park NW 2	45,000	Square Feet					$28,791	$28,791
16.129	Column Financial, Inc.		2140 West Broadway Road	Mesa	AZ	85202	Maricopa	Broadway 101 CC Bldg 7	47,045	Square Feet					$28,791	$28,791
16.130	Column Financial, Inc.		6001 Stonington	Houston	TX	77040	Harris	Commerce Park NW 1	45,000	Square Feet					$27,992	$27,992
16.131	Column Financial, Inc.		2201 Stirling Road	Dania Beach	FL	33312	Broward	Lakeview BC Bldg 1	40,000	Square Feet					$27,992	$27,992
16.132	Column Financial, Inc.		3585 North West 54th Street	Fort Lauderdale	FL	33309	Broward	Ft. Lauderdale Industrial II	24,490	Square Feet					$24,793	$24,793
16.133	Column Financial, Inc.		2564 Boulevard of the Generals	Valley Forge	PA	19403	Montgomery	Valley Forge 3	40,000	Square Feet					$23,193	$23,193
16.134	Column Financial, Inc.		2381-2385 Stirling Road	Dania Beach	FL	33312	Broward	Lakeview BC Bldg 7	31,497	Square Feet					$22,393	$22,393
16.135	Column Financial, Inc.		2317-2321 Stirling Road	Dania Beach	FL	33312	Broward	Lakeview BC Bldg 4	31,153	Square Feet					$21,593	$21,593
16.136	Column Financial, Inc.		2333-2345 Stirling Road	Dania Beach	FL	33312	Broward	Lakeview BC Bldg 5	31,326	Square Feet					$21,593	$21,593
16.137	Column Financial, Inc.		5010 Wright Road	Stafford	TX	77477	Harris	Commerce Park SW 5	30,620	Square Feet					$20,794	$20,794
16.138	Column Financial, Inc.		2349-2363 Stirling Road	Dania Beach	FL	33312	Broward	Lakeview BC Bldg 6	30,888	Square Feet					$20,794	$20,794
16.139	Column Financial, Inc.		603 General Washington Ave	Valley Forge	PA	19403	Montgomery	Valley Forge 4	31,836	Square Feet					$19,194	$19,194
16.140	Column Financial, Inc.		2301 - 2315 Stirling Road	Dania Beach	FL	33312	Broward	Lakeview BC Bldg 3	27,086	Square Feet					$19,194	$19,194
16.141	Column Financial, Inc.		2217 Stirling Road	Dania Beach	FL	33312	Broward	Lakeview BC Bldg 2	18,400	Square Feet					$13,596	$13,596
16.142	Column Financial, Inc.		5330 North West 35th Avenue	Fort Lauderdale	FL	33309	Broward	Ft. Lauderdale Industrial I	10,000	Square Feet					$10,397	$10,397
20	Column Financial, Inc.	Sweet Candy Company Building, LLC	224 South 200 West	Salt Lake City	UT	84101	Salt Lake	Sweet Candy Building	96,569	Square Feet	4.2000000%	4.1836500%	NAP	NAP	$11,600,000	$11,600,000	120	120	11/1/2026
22	Column Financial, Inc.	Neredu Paya Limited Partnership	5801 Hollister Road	Houston	TX	77040	Harris	Cherry Creek Apartments	274	Units	4.8010000%	4.7846500%	NAP	NAP	$11,500,000	$11,333,462	120	108	11/6/2025
23	Column Financial, Inc.	210 South, LLC; Broadway Office Investors, LLC	Various	Lakeland	FL	33801	Polk	Maxwell Office Portfolio	84,410	Square Feet	5.1900000%	5.1736500%	NAP	NAP	$11,000,000	$11,000,000	120	109	12/6/2025
23.01	Column Financial, Inc.		210 South Florida Avenue	Lakeland	FL	33801	Polk	SunTrust Building	60,023	Square Feet					$8,500,000	$8,500,000
23.02	Column Financial, Inc.		100 South Kentucky Avenue	Lakeland	FL	33801	Polk	McKay Building	24,387	Square Feet					$2,500,000	$2,500,000
26	Column Financial, Inc.	10th Street Palmdale, LLC	40033-40155 10th Street West	Palmdale	CA	93551	Los Angeles	10 West Plaza	55,988	Square Feet	4.7990000%	4.7826500%	NAP	NAP	$9,450,000	$9,450,000	120	107	10/6/2025
27	Column Financial, Inc.	Texcan Ventures I, Ltd.	6055 Ridgecrest Road & 8538-8550 Park Lane	Dallas	TX	75231	Dallas	Sunchase Park and Ramblewood Apartments	290	Units	4.6000000%	4.5836500%	NAP	NAP	$9,100,000	$9,044,211	120	115	6/6/2026
29	Column Financial, Inc.	Missouri Hotel Partners, LLC	535 South West Street	Indianapolis	IN	46225	Marion	Staybridge Suites - Indianapolis, IN	113	Rooms	5.1000000%	5.0836500%	NAP	NAP	$9,000,000	$8,957,700	120	117	8/6/2026
30	Column Financial, Inc.	CMH Asset A, LLC	1515 Campbell Road	Houston	TX	77055	Harris	Campbell Grove	186	Units	4.6200000%	4.6036500%	NAP	NAP	$9,100,000	$8,928,817	120	105	8/6/2025
31	Column Financial, Inc.	Vision Hotel Partners, LLC	400 Brown Street	Columbus	IN	47201	Bartholomew	Hotel Indigo - Columbus IN	85	Rooms	4.5600000%	4.5436500%	NAP	NAP	$9,100,000	$8,824,645	120	103	6/6/2025
33	Column Financial, Inc.	1992 Partners LLC; Walkers and Friends DE LLC	6111 Winsome Lane	Houston	TX	77057	Harris	The Registry Apartments	103	Units	4.9950000%	4.9786500%	NAP	NAP	$6,525,000	$6,525,000	120	110	1/6/2026
35	Column Financial, Inc.	Southwood SPE LLC	3800 Esplanade Way	Tallahassee	FL	32311	Leon	Southwood One	89,059	Square Feet	5.2950000%	5.2786500%	NAP	NAP	$6,300,000	$6,300,000	60	49	12/6/2020
38	Column Financial, Inc.	3528 Precision - FC, LLC	3528 Precision Drive	Fort Collins	CO	80528	Larimer	Kaufman - Ft. Collins Office Building	29,553	Square Feet	4.9500000%	4.8936500%	NAP	NAP	$5,600,000	$5,498,277	120	109	12/6/2025
42	Column Financial, Inc.	Siena RE, LLC; South Shore Siena, LLC; Sargent Siena, LLC	13503 Northborough Drive	Houston	TX	77067	Harris	Siena Courtyard Apartments	184	Units	5.0400000%	5.0236500%	NAP	NAP	$4,800,000	$4,750,297	120	111	2/6/2026
43	Column Financial, Inc.	Vishnu Properties LLC	7101 Bellerive Drive	Houston	TX	77074	Harris	Eden Garden Apartments	143	Units	4.9400000%	4.9236500%	NAP	NAP	$4,612,500	$4,553,420	120	109	12/6/2025
45	Column Financial, Inc.	Cherry Tree Crossing II, LLC, Cherry Tree Crossing III, LLC	9630 & 9808 East Washington Street	Indianapolis	IN	46229	Marion	Cherry Tree Crossing II & III	17,621	Square Feet	4.9871000%	4.9707500%	NAP	NAP	$3,850,000	$3,797,044	120	110	1/6/2026
47	Column Financial, Inc.	Yogi Hotel LLC	3626 Colonial Court	Fort Myers	FL	33913	Lee	Candlewood Suites - Fort Myers FL	80	Rooms	5.4200000%	5.4036500%	NAP	NAP	$3,485,000	$3,431,572	120	110	1/6/2026
51	Column Financial, Inc.	S & L Retail, LP	Various	Various	TX	Various	Hardin	Silsbee & Lumberton Retail	29,091	Square Feet	5.0300000%	5.0136500%	NAP	NAP	$3,100,000	$3,067,835	120	111	2/6/2026
51.01	Column Financial, Inc.		86 Forest Road	Lumberton	TX	77657	Hardin	Lumberton Plaza	14,750	Square Feet					$1,750,000	$1,731,842
51.02	Column Financial, Inc.		1005 Highway 96	Silsbee	TX	77656	Hardin	Silsbee Plaza	14,341	Square Feet					$1,350,000	$1,335,993
52	Column Financial, Inc.	Lubbock Three MHP, LLC	Various	Various	TX	Various	Lubbock	Lubbock MHC Portfolio	281	Pads	5.1600000%	5.1436500%	NAP	NAP	$3,000,000	$2,966,493	120	110	1/6/2026
52.01	Column Financial, Inc.		7331 4th Street	Lubbock	TX	79416	Lubbock	Town & Country MHC	123	Pads					$1,635,000	$1,616,738
52.02	Column Financial, Inc.		605 North 20th Street	Slaton	TX	79364	Lubbock	Slaton MHC	100	Pads					$768,000	$759,422
52.03	Column Financial, Inc.		7745 West 19th Street	Lubbock	TX	79416	Lubbock	Texas West MHC	58	Pads					$597,000	$590,332
53	Column Financial, Inc.	Cactus Mobile Ranch Home Community, LLC	202 Cactus Drive	Prescott	AZ	86301	Yavapai	Cactus Mobile Ranch	57	Pads	5.1850000%	5.1686500%	NAP	NAP	$1,875,000	$1,858,684	120	112	3/6/2026

Loan ID #	Originator/Loan Seller	Mortgagor Name	Amortiziation Term	Remaining Amortization Term for Balloon Loans	Companion Loan Cut-off Principal Balance	Companion Loan Original Term	Companion Loan Remaining Term	Companion Loan Maturity/ARD Date	Companion Loan Amortiziation Term	Companion Loan Remaining Amortization Term for Balloon Loans	Monthly Payment	Servicing Fee Rate	Subservicing Fee	Accrual Type	ARD Loan (Y/N)	Revised Rate (%)	Title Type	Crossed Collateralized Loan	Cross Defaulted Loan
1	Column Financial, Inc.	Coconut Point Town Center, LLC	360	360	$90,000,000	120	119	10/1/2026	360	360	$474,710	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
2	Column Financial, Inc.	Mall At Gurnee Mills, LLC	360	359	$199,733,489	120	119	10/1/2026	360	359	$357,629	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
4	Column Financial, Inc.	Columbia Properties Westshore, LLC	300	296	NAP	NAP	NAP	NAP	NAP	NAP	$169,916	0.00500%	0.00000%	Actual/360	No	0.00000%	Leasehold	No	No
10	Column Financial, Inc.	Preserve at Autumn Ridge II LLC	360	344	NAP	NAP	NAP	NAP	NAP	NAP	$108,329	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
11	Column Financial, Inc.	TGC Kendall, LLC	360	360	NAP	NAP	NAP	NAP	NAP	NAP	$101,154	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
13	Column Financial, Inc.	University Heights II San Marcos Apartments, DST	360	360	NAP	NAP	NAP	NAP	NAP	NAP	$91,575	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
16	Column Financial, Inc.	Western B West AZ, LLC, Western B Northwest CA, LLC, Western B West CA, LLC, Western B Southeast FL, LLC, Western Marina West Industrial, LLC, Western Miramar DC, LLC, Western B Southeast GA, LLC, Western B South MS, LLC, Western B Northwest OR, LLC, Western Carlisle - Ritner DC, LLC, Western Carlisle DC, LLC, Western Iron Run DC, LLC, Western Lehigh Valley DC II, LLC, Western Lehigh Valley DC, LLC, Western Steamboat DC, LLC, Western Valley Crossings DC, LLC, Western Valley Forge Business Center, LLC, Western York DC II, LLC, Western York DC III, LLC, Western York - Willow Springs DC, LLC, Western B South TN, LLC, Western B South TX, LLC, Western B Northwest UT, LLC, Western B Northwest WA, LLC	0	0	$612,800,000	84	72	11/6/2022	0	0	$51,270	0.00250%	0.00125%	Actual/360	No	0.00000%	Fee	No	No
16.001	Column Financial, Inc.																Fee
16.002	Column Financial, Inc.																Fee
16.003	Column Financial, Inc.																Fee
16.004	Column Financial, Inc.																Fee
16.005	Column Financial, Inc.																Fee
16.006	Column Financial, Inc.																Fee
16.007	Column Financial, Inc.																Fee
16.008	Column Financial, Inc.																Fee
16.009	Column Financial, Inc.																Fee
16.010	Column Financial, Inc.																Fee
16.011	Column Financial, Inc.																Fee
16.012	Column Financial, Inc.																Fee
16.013	Column Financial, Inc.																Fee
16.014	Column Financial, Inc.																Fee
16.015	Column Financial, Inc.																Fee
16.016	Column Financial, Inc.																Fee
16.017	Column Financial, Inc.																Fee
16.018	Column Financial, Inc.																Fee
16.019	Column Financial, Inc.																Fee
16.020	Column Financial, Inc.																Fee
16.021	Column Financial, Inc.																Fee
16.022	Column Financial, Inc.																Fee
16.023	Column Financial, Inc.																Fee
16.024	Column Financial, Inc.																Fee
16.025	Column Financial, Inc.																Fee
16.026	Column Financial, Inc.																Fee
16.027	Column Financial, Inc.																Fee
16.028	Column Financial, Inc.																Fee
16.029	Column Financial, Inc.																Fee
16.030	Column Financial, Inc.																Fee
16.031	Column Financial, Inc.																Fee
16.032	Column Financial, Inc.																Fee
16.033	Column Financial, Inc.																Fee
16.034	Column Financial, Inc.																Fee
16.035	Column Financial, Inc.																Fee
16.036	Column Financial, Inc.																Fee
16.037	Column Financial, Inc.																Fee
16.038	Column Financial, Inc.																Fee
16.039	Column Financial, Inc.																Fee
16.040	Column Financial, Inc.																Fee
16.041	Column Financial, Inc.																Fee
16.042	Column Financial, Inc.																Fee
16.043	Column Financial, Inc.																Fee
16.044	Column Financial, Inc.																Fee
16.045	Column Financial, Inc.																Fee
16.046	Column Financial, Inc.																Fee
16.047	Column Financial, Inc.																Fee
16.048	Column Financial, Inc.																Fee
16.049	Column Financial, Inc.																Fee
16.050	Column Financial, Inc.																Fee
16.051	Column Financial, Inc.																Fee
16.052	Column Financial, Inc.																Fee
16.053	Column Financial, Inc.																Fee
16.054	Column Financial, Inc.																Fee
16.055	Column Financial, Inc.																Fee
16.056	Column Financial, Inc.																Fee
16.057	Column Financial, Inc.																Fee
16.058	Column Financial, Inc.																Fee
16.059	Column Financial, Inc.																Fee
16.060	Column Financial, Inc.																Fee
16.061	Column Financial, Inc.																Fee
16.062	Column Financial, Inc.																Fee
16.063	Column Financial, Inc.																Fee
16.064	Column Financial, Inc.																Fee
16.065	Column Financial, Inc.																Fee
16.066	Column Financial, Inc.																Fee
16.067	Column Financial, Inc.																Fee
16.068	Column Financial, Inc.																Fee
16.069	Column Financial, Inc.																Fee
16.070	Column Financial, Inc.																Fee
16.071	Column Financial, Inc.																Fee
16.072	Column Financial, Inc.																Fee
16.073	Column Financial, Inc.																Fee
16.074	Column Financial, Inc.																Fee
16.075	Column Financial, Inc.																Fee
16.076	Column Financial, Inc.																Fee
16.077	Column Financial, Inc.																Fee
16.078	Column Financial, Inc.																Fee
16.079	Column Financial, Inc.																Fee
16.080	Column Financial, Inc.																Fee
16.081	Column Financial, Inc.																Fee
16.082	Column Financial, Inc.																Fee
16.083	Column Financial, Inc.																Fee
16.084	Column Financial, Inc.																Fee
16.085	Column Financial, Inc.																Fee

Loan ID #	Originator/Loan Seller	Mortgagor Name	Amortiziation Term	Remaining Amortization Term for Balloon Loans	Companion Loan Cut-off Principal Balance	Companion Loan Original Term	Companion Loan Remaining Term	Companion Loan Maturity/ARD Date	Companion Loan Amortiziation Term	Companion Loan Remaining Amortization Term for Balloon Loans	Monthly Payment	Servicing Fee Rate	Subservicing Fee	Accrual Type	ARD Loan (Y/N)	Revised Rate (%)	Title Type	Crossed Collateralized Loan	Cross Defaulted Loan
16.086	Column Financial, Inc.																Fee
16.087	Column Financial, Inc.																Fee
16.088	Column Financial, Inc.																Fee
16.089	Column Financial, Inc.																Fee
16.090	Column Financial, Inc.																Fee
16.091	Column Financial, Inc.																Fee
16.092	Column Financial, Inc.																Fee
16.093	Column Financial, Inc.																Fee
16.094	Column Financial, Inc.																Fee
16.095	Column Financial, Inc.																Fee
16.096	Column Financial, Inc.																Fee
16.097	Column Financial, Inc.																Fee
16.098	Column Financial, Inc.																Fee
16.099	Column Financial, Inc.																Fee
16.100	Column Financial, Inc.																Fee
16.101	Column Financial, Inc.																Fee
16.102	Column Financial, Inc.																Fee
16.103	Column Financial, Inc.																Fee
16.104	Column Financial, Inc.																Fee
16.105	Column Financial, Inc.																Fee
16.106	Column Financial, Inc.																Fee
16.107	Column Financial, Inc.																Fee
16.108	Column Financial, Inc.																Fee
16.109	Column Financial, Inc.																Fee
16.110	Column Financial, Inc.																Fee
16.111	Column Financial, Inc.																Fee
16.112	Column Financial, Inc.																Fee
16.113	Column Financial, Inc.																Fee
16.114	Column Financial, Inc.																Fee
16.115	Column Financial, Inc.																Fee
16.116	Column Financial, Inc.																Fee
16.117	Column Financial, Inc.																Fee
16.118	Column Financial, Inc.																Fee
16.119	Column Financial, Inc.																Fee
16.120	Column Financial, Inc.																Fee
16.121	Column Financial, Inc.																Fee
16.122	Column Financial, Inc.																Fee
16.123	Column Financial, Inc.																Fee
16.124	Column Financial, Inc.																Fee
16.125	Column Financial, Inc.																Fee
16.126	Column Financial, Inc.																Fee
16.127	Column Financial, Inc.																Fee
16.128	Column Financial, Inc.																Fee
16.129	Column Financial, Inc.																Fee
16.130	Column Financial, Inc.																Fee
16.131	Column Financial, Inc.																Fee
16.132	Column Financial, Inc.																Fee
16.133	Column Financial, Inc.																Fee
16.134	Column Financial, Inc.																Fee
16.135	Column Financial, Inc.																Fee
16.136	Column Financial, Inc.																Fee
16.137	Column Financial, Inc.																Fee
16.138	Column Financial, Inc.																Fee
16.139	Column Financial, Inc.																Fee
16.140	Column Financial, Inc.																Fee
16.141	Column Financial, Inc.																Fee
16.142	Column Financial, Inc.																Fee
20	Column Financial, Inc.	Sweet Candy Company Building, LLC	360	360	NAP	NAP	NAP	NAP	NAP	NAP	$56,726	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
22	Column Financial, Inc.	Neredu Paya Limited Partnership	360	348	NAP	NAP	NAP	NAP	NAP	NAP	$60,343	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
23	Column Financial, Inc.	210 South, LLC; Broadway Office Investors, LLC	360	360	NAP	NAP	NAP	NAP	NAP	NAP	$60,334	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
23.01	Column Financial, Inc.																Fee
23.02	Column Financial, Inc.																Fee
26	Column Financial, Inc.	10th Street Palmdale, LLC	360	360	NAP	NAP	NAP	NAP	NAP	NAP	$49,575	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
27	Column Financial, Inc.	Texcan Ventures I, Ltd.	360	355	NAP	NAP	NAP	NAP	NAP	NAP	$46,651	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
29	Column Financial, Inc.	Missouri Hotel Partners, LLC	300	297	NAP	NAP	NAP	NAP	NAP	NAP	$53,139	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
30	Column Financial, Inc.	CMH Asset A, LLC	360	345	NAP	NAP	NAP	NAP	NAP	NAP	$46,759	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
31	Column Financial, Inc.	Vision Hotel Partners, LLC	300	283	NAP	NAP	NAP	NAP	NAP	NAP	$50,891	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
33	Column Financial, Inc.	1992 Partners LLC; Walkers and Friends DE LLC	360	360	NAP	NAP	NAP	NAP	NAP	NAP	$35,008	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
35	Column Financial, Inc.	Southwood SPE LLC	360	360	NAP	NAP	NAP	NAP	NAP	NAP	$34,965	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
38	Column Financial, Inc.	3528 Precision - FC, LLC	300	289	NAP	NAP	NAP	NAP	NAP	NAP	$32,574	0.00500%	0.04000%	Actual/360	No	0.00000%	Fee	No	No
42	Column Financial, Inc.	Siena RE, LLC; South Shore Siena, LLC; Sargent Siena, LLC	360	351	NAP	NAP	NAP	NAP	NAP	NAP	$25,885	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
43	Column Financial, Inc.	Vishnu Properties LLC	360	349	NAP	NAP	NAP	NAP	NAP	NAP	$24,592	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
45	Column Financial, Inc.	Cherry Tree Crossing II, LLC, Cherry Tree Crossing III, LLC	330	320	NAP	NAP	NAP	NAP	NAP	NAP	$21,461	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee & Leasehold	No	No
47	Column Financial, Inc.	Yogi Hotel LLC	300	290	NAP	NAP	NAP	NAP	NAP	NAP	$21,235	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
51	Column Financial, Inc.	S & L Retail, LP	360	351	NAP	NAP	NAP	NAP	NAP	NAP	$16,698	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
51.01	Column Financial, Inc.																Fee
51.02	Column Financial, Inc.																Fee
52	Column Financial, Inc.	Lubbock Three MHP, LLC	360	350	NAP	NAP	NAP	NAP	NAP	NAP	$16,399	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No
52.01	Column Financial, Inc.																Fee
52.02	Column Financial, Inc.																Fee
52.03	Column Financial, Inc.																Fee
53	Column Financial, Inc.	Cactus Mobile Ranch Home Community, LLC	360	352	NAP	NAP	NAP	NAP	NAP	NAP	$10,279	0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No

Loan ID #	Originator/Loan Seller	Mortgagor Name	Guarantor	Letter of Credit	Upfront CapEx Reserve	Upfront Eng. Reserve	Upfront Envir. Reserve	Upfront TI/LC Reserve	Upfront RE Tax Reserve	Upfront Ins. Reserve	Upfront Debt Service Reserve	Upfront Other Reserve	Monthly Capex Reserve	Monthly Envir. Reserve	Monthly TI/LC Reserve	Monthly RE Tax Reserve	Monthly Ins. Reserve	Monthly Debt Service Reserve	Monthly Other Reserve	Grace (Late Payment)	Cash-Management Account or Lockbox In-place	General Property Type	Defeasance Permitted	Final Maturity Date
1	Column Financial, Inc.	Coconut Point Town Center, LLC	Simon Property Group, L.P.; Dillard's Inc.; Coconut Point Developers, LLC	No									Springing		Springing	Springing	Springing			0	In Place	Retail	Yes	10/1/2026
2	Column Financial, Inc.	Mall At Gurnee Mills, LLC	Simon Property Group, L.P.	No									Springing		Springing	Springing	Springing			0	In Place	Retail	Yes	10/1/2026
4	Column Financial, Inc.	Columbia Properties Westshore, LLC	Columbia Sussex Corporation; CSC Holdings LLC	No					$347,220	$52,210		$90,450	(a) With respect to any Payment Date up to and including the Payment Date occurring in December 2019, an amount equal to 1/12th of 5% of Rents for the immediately preceding calendar year, respectively; (b) with respect to the Payment Date occurring in January 2020 and continuing up to and including the last Payment Date before the Franchise Agreement in existence as of the Closing Date is replaced or renewed in accordance with the terms of the loan agreement, an amount equal to 1/12 of 6% of Rents for the immediately preceding calendar year, respectively (half of which will be deemed made as a reserve for PIP replacements); and (c) with respect to any Payment Date from and after the replacement of the Franchise Agreement in accordance with the terms and provisions of the loan agreement, an amount equal to the greater of (i) 1/12 of 4% of Rents for the immediately preceding calendar year, respectively, and (ii) the amount required by such Franchise Agreement. Additionally, if the franchise agreement has not been renewed 24 months prior to the earliest stated expiration date thereof, excess cash will be swept and deposited into the capex reserve to be used for PIP replacements. Finally, a PIP Reserve Deposit of $5,270,000 (or delivery of a letter of credit in such amount) is required if the Franchise Agreement has not been renewed or replaced before three months prior to the expiration date thereof.			$38,580	Springing		Springing	5	In Place	Hotel	Yes	7/1/2026
10	Column Financial, Inc.	Preserve at Autumn Ridge II LLC	Robert C. Morgan	No		$155,808			$75,537	$5,200			$2,217			$9,533	$867			0	Springing	Multifamily	Yes	7/6/2025
11	Column Financial, Inc.	TGC Kendall, LLC	Murray H. Goodman	No						$11,256			Springing		$6,250 if BJ's Wholesale Club, Inc. maintains a debt rating of at least "B3" from Moody's or "B-" from S&P, $12,500 if they fail to maintain this rating	Springing	Springing		$28,000 for the first 36 payments	0	In Place	Retail	Yes	9/6/2026
13	Column Financial, Inc.	University Heights II San Marcos Apartments, DST	Capital Square Realty Advisors, LLC	No	$5,000	$6,250			$95,068	$110,833			$5,000			$47,534	$11,083			0	In Place	Multifamily	Yes	3/6/2026
16	Column Financial, Inc.	Western B West AZ, LLC, Western B Northwest CA, LLC, Western B West CA, LLC, Western B Southeast FL, LLC, Western Marina West Industrial, LLC, Western Miramar DC, LLC, Western B Southeast GA, LLC, Western B South MS, LLC, Western B Northwest OR, LLC, Western Carlisle - Ritner DC, LLC, Western Carlisle DC, LLC, Western Iron Run DC, LLC, Western Lehigh Valley DC II, LLC, Western Lehigh Valley DC, LLC, Western Steamboat DC, LLC, Western Valley Crossings DC, LLC, Western Valley Forge Business Center, LLC, Western York DC II, LLC, Western York DC III, LLC, Western York - Willow Springs DC, LLC, Western B South TN, LLC, Western B South TX, LLC, Western B Northwest UT, LLC, Western B Northwest WA, LLC	Western A Midwest, LLC, Western A South, LLC, Western A West, LLC, Western A East, LLC, Western B Southeast, LLC, Western B Northwest, LLC, Western B South, LLC, Western B West, LLC, Western B East, LLC, Western C REIT, LLC, Western C NR, LLC	No		########							Springing		Springing	Springing	Springing			0	In Place	Industrial	No	11/6/2022
16.001	Column Financial, Inc.																					Industrial
16.002	Column Financial, Inc.																					Industrial
16.003	Column Financial, Inc.																					Industrial
16.004	Column Financial, Inc.																					Industrial
16.005	Column Financial, Inc.																					Industrial
16.006	Column Financial, Inc.																					Industrial
16.007	Column Financial, Inc.																					Industrial
16.008	Column Financial, Inc.																					Industrial
16.009	Column Financial, Inc.																					Industrial
16.010	Column Financial, Inc.																					Industrial
16.011	Column Financial, Inc.																					Industrial
16.012	Column Financial, Inc.																					Industrial
16.013	Column Financial, Inc.																					Industrial
16.014	Column Financial, Inc.																					Industrial
16.015	Column Financial, Inc.																					Industrial
16.016	Column Financial, Inc.																					Industrial
16.017	Column Financial, Inc.																					Industrial
16.018	Column Financial, Inc.																					Industrial
16.019	Column Financial, Inc.																					Industrial
16.020	Column Financial, Inc.																					Industrial
16.021	Column Financial, Inc.																					Industrial
16.022	Column Financial, Inc.																					Industrial
16.023	Column Financial, Inc.																					Industrial
16.024	Column Financial, Inc.																					Industrial
16.025	Column Financial, Inc.																					Industrial
16.026	Column Financial, Inc.																					Industrial
16.027	Column Financial, Inc.																					Industrial
16.028	Column Financial, Inc.																					Industrial
16.029	Column Financial, Inc.																					Industrial
16.030	Column Financial, Inc.																					Industrial
16.031	Column Financial, Inc.																					Industrial
16.032	Column Financial, Inc.																					Industrial
16.033	Column Financial, Inc.																					Industrial
16.034	Column Financial, Inc.																					Industrial
16.035	Column Financial, Inc.																					Industrial
16.036	Column Financial, Inc.																					Industrial
16.037	Column Financial, Inc.																					Industrial
16.038	Column Financial, Inc.																					Industrial
16.039	Column Financial, Inc.																					Industrial
16.040	Column Financial, Inc.																					Industrial
16.041	Column Financial, Inc.																					Industrial
16.042	Column Financial, Inc.																					Industrial
16.043	Column Financial, Inc.																					Industrial
16.044	Column Financial, Inc.																					Industrial
16.045	Column Financial, Inc.																					Industrial
16.046	Column Financial, Inc.																					Industrial
16.047	Column Financial, Inc.																					Industrial
16.048	Column Financial, Inc.																					Industrial
16.049	Column Financial, Inc.																					Industrial
16.050	Column Financial, Inc.																					Industrial
16.051	Column Financial, Inc.																					Industrial
16.052	Column Financial, Inc.																					Industrial
16.053	Column Financial, Inc.																					Industrial
16.054	Column Financial, Inc.																					Industrial
16.055	Column Financial, Inc.																					Industrial
16.056	Column Financial, Inc.																					Industrial
16.057	Column Financial, Inc.																					Industrial
16.058	Column Financial, Inc.																					Industrial
16.059	Column Financial, Inc.																					Industrial
16.060	Column Financial, Inc.																					Industrial
16.061	Column Financial, Inc.																					Industrial
16.062	Column Financial, Inc.																					Industrial
16.063	Column Financial, Inc.																					Industrial
16.064	Column Financial, Inc.																					Industrial
16.065	Column Financial, Inc.																					Industrial
16.066	Column Financial, Inc.																					Industrial
16.067	Column Financial, Inc.																					Industrial
16.068	Column Financial, Inc.																					Industrial
16.069	Column Financial, Inc.																					Industrial
16.070	Column Financial, Inc.																					Industrial
16.071	Column Financial, Inc.																					Industrial
16.072	Column Financial, Inc.																					Industrial
16.073	Column Financial, Inc.																					Industrial
16.074	Column Financial, Inc.																					Industrial
16.075	Column Financial, Inc.																					Industrial
16.076	Column Financial, Inc.																					Industrial
16.077	Column Financial, Inc.																					Industrial
16.078	Column Financial, Inc.																					Industrial
16.079	Column Financial, Inc.																					Industrial
16.080	Column Financial, Inc.																					Industrial
16.081	Column Financial, Inc.																					Industrial
16.082	Column Financial, Inc.																					Industrial
16.083	Column Financial, Inc.																					Industrial
16.084	Column Financial, Inc.																					Industrial
16.085	Column Financial, Inc.																					Industrial

Loan ID #	Originator/Loan Seller	Mortgagor Name	Guarantor	Letter of Credit	Upfront CapEx Reserve	Upfront Eng. Reserve	Upfront Envir. Reserve	Upfront TI/LC Reserve	Upfront RE Tax Reserve	Upfront Ins. Reserve	Upfront Debt Service Reserve	Upfront Other Reserve	Monthly Capex Reserve	Monthly Envir. Reserve	Monthly TI/LC Reserve	Monthly RE Tax Reserve	Monthly Ins. Reserve	Monthly Debt Service Reserve	Monthly Other Reserve	Grace (Late Payment)	Cash-Management Account or Lockbox In-place	General Property Type	Defeasance Permitted	Final Maturity Date
16.086	Column Financial, Inc.																					Industrial
16.087	Column Financial, Inc.																					Industrial
16.088	Column Financial, Inc.																					Industrial
16.089	Column Financial, Inc.																					Industrial
16.090	Column Financial, Inc.																					Industrial
16.091	Column Financial, Inc.																					Industrial
16.092	Column Financial, Inc.																					Industrial
16.093	Column Financial, Inc.																					Industrial
16.094	Column Financial, Inc.																					Industrial
16.095	Column Financial, Inc.																					Industrial
16.096	Column Financial, Inc.																					Industrial
16.097	Column Financial, Inc.																					Industrial
16.098	Column Financial, Inc.																					Industrial
16.099	Column Financial, Inc.																					Industrial
16.100	Column Financial, Inc.																					Industrial
16.101	Column Financial, Inc.																					Industrial
16.102	Column Financial, Inc.																					Industrial
16.103	Column Financial, Inc.																					Industrial
16.104	Column Financial, Inc.																					Industrial
16.105	Column Financial, Inc.																					Industrial
16.106	Column Financial, Inc.																					Industrial
16.107	Column Financial, Inc.																					Industrial
16.108	Column Financial, Inc.																					Industrial
16.109	Column Financial, Inc.																					Industrial
16.110	Column Financial, Inc.																					Industrial
16.111	Column Financial, Inc.																					Industrial
16.112	Column Financial, Inc.																					Industrial
16.113	Column Financial, Inc.																					Industrial
16.114	Column Financial, Inc.																					Industrial
16.115	Column Financial, Inc.																					Industrial
16.116	Column Financial, Inc.																					Industrial
16.117	Column Financial, Inc.																					Industrial
16.118	Column Financial, Inc.																					Industrial
16.119	Column Financial, Inc.																					Industrial
16.120	Column Financial, Inc.																					Industrial
16.121	Column Financial, Inc.																					Industrial
16.122	Column Financial, Inc.																					Industrial
16.123	Column Financial, Inc.																					Industrial
16.124	Column Financial, Inc.																					Industrial
16.125	Column Financial, Inc.																					Industrial
16.126	Column Financial, Inc.																					Industrial
16.127	Column Financial, Inc.																					Industrial
16.128	Column Financial, Inc.																					Industrial
16.129	Column Financial, Inc.																					Industrial
16.130	Column Financial, Inc.																					Industrial
16.131	Column Financial, Inc.																					Industrial
16.132	Column Financial, Inc.																					Industrial
16.133	Column Financial, Inc.																					Industrial
16.134	Column Financial, Inc.																					Industrial
16.135	Column Financial, Inc.																					Industrial
16.136	Column Financial, Inc.																					Industrial
16.137	Column Financial, Inc.																					Industrial
16.138	Column Financial, Inc.																					Industrial
16.139	Column Financial, Inc.																					Industrial
16.140	Column Financial, Inc.																					Industrial
16.141	Column Financial, Inc.																					Industrial
16.142	Column Financial, Inc.																					Industrial
20	Column Financial, Inc.	Sweet Candy Company Building, LLC	Steven Dahlberg; The Kissel Company, Inc.	No	$2,736			$12,031	$14,811	$1,415			$2,736		$12,031	$14,811	$1,415		Springing	5	In Place	Office	Yes	11/1/2026
22	Column Financial, Inc.	Neredu Paya Limited Partnership	Chowdary Yalamanchili	No		$26,563			$213,530	$20,500			$6,850			$19,412	$10,250			0	In Place	Multifamily	Yes	11/6/2025
23	Column Financial, Inc.	210 South, LLC; Broadway Office Investors, LLC	Lawrence W. Maxwell; Ronald L. Clark	No	$1,407			$55,000	$113,282	$16,152			$1,407		$8,655	$10,806	$4,038		Springing	0	In Place	Office	Yes	12/6/2025
23.01	Column Financial, Inc.																					Office
23.02	Column Financial, Inc.																					Office
26	Column Financial, Inc.	10th Street Palmdale, LLC	Fabien Elie Laskar	No					$109,572	$2,037			$916		$4,128	$15,653	$1,018			0	Springing	Retail	Yes	10/6/2025
27	Column Financial, Inc.	Texcan Ventures I, Ltd.	Walter Mikulik	No		$10,938			$72,600	$18,883			$7,250			$14,520	$4,721			0	Springing	Multifamily	Yes	6/6/2026
29	Column Financial, Inc.	Missouri Hotel Partners, LLC	Vern E. Havens; Timothy J. Dora; Robert W. Dora	No	$13,351				$94,524	$3,914		$1,450,000	Greater of (i) 1/12 of 4% of the annual rent of the property for the previous 12 month period or (ii) amount required to be reserved pursuant to the franchise agreement			$23,631	$3,914		$25,000	0	In Place	Hotel	Yes	8/6/2026
30	Column Financial, Inc.	CMH Asset A, LLC	Curtis Haines; Kylie Schischka	No	$1,871,363				$101,372	$22,743			$3,833			$15,314	$7,581			0	Springing	Multifamily	Yes	8/6/2025
31	Column Financial, Inc.	Vision Hotel Partners, LLC	Timothy J. Dora	No	$11,649	$17,866				$11,644			Greater of (i) 1/12 of 4% of the annual rent of the property for the previous 12 month period or (ii) amount required to be reserved pursuant to the franchise agreement			$11,654	$3,881		Springing	0	In Place	Hotel	Yes	6/6/2025
33	Column Financial, Inc.	1992 Partners LLC; Walkers and Friends DE LLC	Michael Harper, Gregory J. Roccaforte and Steven J. Walker	No		$117,125			$10,286	$8,583			$2,575			$10,286	$4,291			0	Springing	Multifamily	Yes	1/6/2026
35	Column Financial, Inc.	Southwood SPE LLC	FMC Banyan Holdings LLC	No						$19,151			$1,484		$7,422	$16,531	$2,736		Springing	0	In Place	Office	No	12/6/2020
38	Column Financial, Inc.	3528 Precision - FC, LLC	Alan Jay Kaufman	No									Springing		Springing	Springing	Springing		Springing	0	Springing	Office	Yes	12/6/2025
42	Column Financial, Inc.	Siena RE, LLC; South Shore Siena, LLC; Sargent Siena, LLC	James A. Weichert and Judith L. Sargent	No		$16,750			$9,095	$30,843			$4,600			$4,547	$4,406			0	Springing	Multifamily	Yes	2/6/2026
43	Column Financial, Inc.	Vishnu Properties LLC	Sanjay A. Hemrajani	No		$28,125			$8,239				$2,979			$8,239	$3,984			0	In Place	Multifamily	Yes	12/6/2025
45	Column Financial, Inc.	Cherry Tree Crossing II, LLC, Cherry Tree Crossing III, LLC	Thomas G. English	No					$15,727	$742		$128,750	$294		$1,897	$5,242	$742		Springing	0	Springing	Retail	Yes	1/6/2026
47	Column Financial, Inc.	Yogi Hotel LLC	Chandrakant R. Patel; Bharat Patel	No	$5,070	$11,500			$9,118	$3,855		$386,000	Greater of (i) 1/12 of 4% of the annual rent of the property for the previous 12 month period or (ii) amount required to be reserved pursuant to the franchise agreement			$4,559	$3,855		30,000 in February 2016; 40,000 thereafter	0	In Place	Hotel	Yes	1/6/2026
51	Column Financial, Inc.	S & L Retail, LP	Francois P. Zanni	No		$1,706			$13,679	$11,055		$42,000	$485		$2,292	$4,560	$2,764			0	Springing	Retail	Yes	2/6/2026
51.01	Column Financial, Inc.																					Retail
51.02	Column Financial, Inc.																					Retail
52	Column Financial, Inc.	Lubbock Three MHP, LLC	David M. Ruby and Richard L. Ruby	No		$33,875			$1,442	$3,356			$1,154			$1,442	$1,678			0	Springing	Manufactured Housing	Yes	1/6/2026
52.01	Column Financial, Inc.																					Manufactured Housing
52.02	Column Financial, Inc.																					Manufactured Housing
52.03	Column Financial, Inc.																					Manufactured Housing
53	Column Financial, Inc.	Cactus Mobile Ranch Home Community, LLC	Madeleine S. Gross	No	$221				$1,339	$562			$221			$268	$281			0	Springing	Manufactured Housing	Yes	3/6/2026

EXHIBIT B

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

1.          Complete Servicing File. All documents comprising the Servicing File will be or have been delivered to the Master Servicer with respect to each Mortgage Loan by the deadlines set forth in the Pooling and Servicing Agreement and/or this Agreement.

2.          Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not an interest in a mortgage loan. Each Mortgage Loan is a senior portion (or a pari passu portion of a senior portion) of a whole mortgage loan evidenced by a senior note. Immediately prior to the sale, transfer and assignment to the Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Seller), participation (other than a Mortgage Loan that is part of a Whole Loan) or pledge, and the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations (other than with respect to any Intercreditor Agreement with respect to a Whole Loan) (subject to certain agreements regarding servicing and/or defeasance successor borrower rights as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Seller), any other ownership interests and other interests on, in or to such Mortgage Loan (subject to certain agreements regarding servicing and/or defeasance successor borrower rights as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and any Servicing Rights Purchase Agreement, dated as of the Closing Date, between the Master Servicer and the Seller). The Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan (subject to certain agreements regarding servicing and/or defeasance successor borrower rights as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and any Servicing Rights Purchase Agreement, dated as of the Closing Date, between the Master Servicer and the Seller).

3.          Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law and except that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance premiums) may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Insolvency Qualifications”).

Except as set forth in the immediately preceding sentences, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by the Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

4.          Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, nonjudicial foreclosure subject to the limitations set forth in the Insolvency Qualifications.

5.          Hospitality Provisions. The Mortgage Loan documents for each Mortgage Loan that is secured by a hospitality property operated pursuant to a franchise agreement includes an executed comfort letter or similar agreement signed by the Mortgagor and franchisor of such property enforceable by the Trust against such franchisor, either directly or as an assignee of the originator. The Mortgage or related security agreement for each Mortgage Loan secured by a hospitality property creates a security interest in the revenues of such property for which a UCC financing statement has been filed in the appropriate filing office.

6.          Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of such Mortgaged Property; and (c) neither Mortgagor nor guarantor has been released from its obligations under the Mortgage Loan. The material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect since October 24, 2016.

7.          Lien; Valid Assignment. Subject to the Insolvency Qualifications, each endorsement and assignment of Mortgage and assignment of Assignment of Leases (if a separate instrument from the Mortgage) from the Seller constitutes a legal, valid and binding endorsement or assignment from the Seller. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such

Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by the Insolvency Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances) as of origination was, and as of the Cut-off Date to the Seller’s knowledge, is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances, and to the Seller’s knowledge and subject to the rights of tenants, no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender’s title insurance policy (as described below). Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein subject to Permitted Encumbrances, except as such enforcement may be limited by Insolvency Qualifications subject to the limitations described in clause (11) below. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required in order to effect such perfection.

The assignment of the Mortgage Loans to the Depositor validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Depositor free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and any Servicing Rights Purchase Agreement, dated as of the Closing Date, between the Master Servicer and the Seller).

8.          Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Mortgage Loan documents do not require to be subordinated to the lien of such Mortgage; and (f) if the related Mortgage Loan constitutes a cross-collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same cross-collateralized group, provided that none of items (a) through (f), individually or in the aggregate, materially interferes with the value, current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). Except as contemplated by clause (f) of the preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Seller thereunder and no claims have been paid thereunder. Neither the Seller, nor to the Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), (a) that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage, and (b) to the extent that the Mortgaged Property consists of two or more adjoining parcels, such parcels are contiguous.

9.          Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, there are no subordinate mortgages or junior liens encumbering the related Mortgaged Property. The Seller has no knowledge of any mezzanine debt related to the Mortgaged Property and secured directly by the ownership interests in the Mortgagor.

10.          Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Insolvency Qualifications; no person other than the related Mortgagor owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender’s interest therein. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, a receiver to be appointed for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

11.          Financing Statements. Each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC-1 financing statement has been filed (except, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary to perfect a valid security interest in, the personal property (the creation and perfection of which is governed by the UCC) owned by the Mortgagor and necessary to operate any Mortgaged Property in its current use other than (1) non-material personal property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC-3 assignment, if any, filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed.

12.          Condition of Property. The Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within four months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date, which indicates that, except as set forth in such engineering report or with respect to which repairs were required to be reserved for or made, all building systems for the improvements of each related Mortgaged Property are in good working order, and further indicates that each related Mortgaged Property (a) is free of any material damage, (b) is in good repair and condition, and (c) is free of structural defects, except to the extent (i) any damage or deficiencies that would not materially and adversely affect the use, operation or value of the Mortgaged Property or the security intended to be provided by such Mortgage or repairs with respect to such damage or deficiencies estimated to cost less than $50,000 in the aggregate per Mortgaged Property; (ii) such repairs have been completed; or (iii) escrows in an aggregate amount consistent with the standards utilized by the Seller with respect to similar loans it originates for securitization have been established, which escrows will in all events be in an aggregate amount not less than the estimated cost of such repairs. The Seller has no knowledge of any material issues with the physical condition of the Mortgaged Property that the Seller believes would have a material adverse effect on the use, operation or value of the Mortgaged Property other than those disclosed in the engineering report and those addressed in sub-clauses (i), (ii) and (iii) of the preceding sentence.

13.          Taxes and Assessments. As of the date of origination and as of the Closing Date, all taxes and governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or if left unpaid could become a lien on the related Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that became due and delinquent and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, real property taxes, governmental assessments and other outstanding governmental charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

14.          Condemnation. As of the date of origination and to the Seller’s knowledge as of the Closing Date, there is no proceeding pending or threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or operation of the Mortgaged Property.

15.          Actions Concerning Mortgage Loan. As of the date of origination and to the Seller’s knowledge as of the Closing Date, there was no pending, filed or threatened action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) title to the Mortgaged Property, (b) the validity or enforceability of the

Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the use, operation or value of the Mortgaged Property, (f) the principal benefit of the security intended to be provided by the Mortgage Loan documents, (g) the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or (h) the current principal use of the Mortgaged Property.

16.          Escrow Deposits. All escrow deposits and payments required pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan documents are being conveyed by the Seller to the Depositor or its servicer and identified as such with appropriate detail. Any and all requirements under the Mortgage Loan as to completion of any material improvements and as to disbursements of any funds escrowed for such purpose, which requirements were to have been complied with on or before Closing Date, have been complied with in all material respects or the funds so escrowed have not been released unless such release was consistent with proper and prudent commercial mortgage servicing practices or such released funds were otherwise used for their intended purpose. No other escrow amounts have been released except in accordance with the terms and conditions of the related Mortgage Loan documents.

17.          No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property), and any requirements or conditions to disbursements of any loan proceeds held in escrow have been satisfied with respect to any disbursement of any such escrow fund prior to the Cut-off Date.

18.          Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all-risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating of at least “A-:VIII” (for a Mortgage Loan with a principal balance below $35 million) and “A:VIII” (for a Mortgage Loan with a principal balance of $35 million or more) from A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” from S&P Global Ratings (collectively the “Insurance Rating Requirements”), in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance which (i) covers a period of not less than 12 months (or with respect to each Mortgage Loan with a principal balance of $35 million or more, 18 months); (ii) for a Mortgage Loan with a principal balance of $50 million or more contains a 180-day “extended period of indemnity”; and (iii) covers the actual loss sustained during restoration.

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by the Seller originating mortgage loans for securitization.

If windstorm and/or windstorm related perils and/or “named storms” are excluded from the primary property damage insurance policy the Mortgaged Property is insured by a separate windstorm insurance policy issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount at least equal to 100% of the full insurable value on a replacement cost basis of the Improvements and personalty and fixtures owned by the Mortgagor and included in the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including broad-form coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Seller for loans originated for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML or equivalent was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the PML or equivalent would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by Standard & Poor’s Ratings Services in an amount not less than 100% of the PML or the equivalent.

The Mortgage Loan documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then-outstanding principal amount of the related Mortgage Loan, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section required to be paid as of the Cut-off Date have been paid, and such insurance policies name the lender under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the Trustee (or the Non-Serviced Trustee for Non-Serviced Mortgage Loans). Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the lender to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the lender of termination or cancellation arising because of nonpayment of a premium and at least 30 days prior notice to the lender of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Seller.

19.          Access; Utilities; Separate Tax Lots. Each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax lots are created.

20.          No Encroachments. To the Seller’s knowledge and based solely on surveys obtained in connection with origination and the lender’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Mortgage Loan, (a) all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property, or are insured by applicable provisions of the Title Policy, (b) no improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property, or are insured by applicable provisions of the Title Policy and (c) no improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such Mortgaged Property or are insured by applicable provisions of the Title Policy.

21.          No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Seller.

22.          REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including buildings and structural components thereof, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan or related Whole Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan or related Whole Loan on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan or related Whole Loan on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (1) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (2) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan or related Whole Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or related Whole Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan or related Whole Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan or related Whole Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

23.          Compliance. The terms of the Mortgage Loan documents evidencing such Mortgage Loan, comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

24.          Authorized to do Business. To the extent required under applicable law, as of the Closing Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan.

25.          Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related mortgagee, and except in connection with a trustee’s sale after a default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan, no fees are payable to such trustee except for reasonable fees paid by the Mortgagor.

26.          Local Law Compliance. To the Seller’s knowledge, based solely upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions (collectively “Zoning Regulations”) governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure which does not materially and adversely affect the use or operation of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Seller for loans originated for securitization that provides coverage for additional costs to rebuild and/or repair the property to current Zoning Regulations, (c) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of such Mortgaged Property, or (d) title insurance coverage has been obtained for such nonconformity.

27.          Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises, certificates of occupancy, consents, and other approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Seller s knowledge based upon any of a letter from any government authorities or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises, certificates of occupancy, consents, and other approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises or certificates of occupancy does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located and for the Mortgagor and the Mortgaged Property to be in compliance in all material respects with all regulations, zoning and building laws.

28.          Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan (a) becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that, as of the date of origination of the related Mortgage Loan, has assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events: (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) Mortgagor or guarantor shall have colluded with other creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) transfers of either the Mortgaged Property or equity interests in Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions providing for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that, as of the date of origination of the related Mortgage Loan, has assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages sustained in the case of (i) (A) misapplication, misappropriation or conversion of insurance proceeds or condemnation awards or of rents following an event of default, or (B) any security deposits not delivered to lender upon foreclosure or action in lieu thereof (except to the extent applied in accordance with leases prior to a Mortgage Loan event of default); (ii) the Mortgagor’s fraud or intentional misrepresentation; (iii) willful misconduct by the Mortgagor or guarantor; (iv) breaches of the environmental covenants in the Mortgage Loan documents; or (v) commission of material physical waste at the Mortgaged Property, which may, with respect to this clause (v), in certain instances, be limited to acts or omissions of the related Mortgagor, guarantor, property manager or their affiliates, employees or agents.

29.          Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment of not less than a specified percentage at least equal to 115% of the related allocated loan amount of such portion of the Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (defined in paragraph (34) below), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), for any Mortgage Loan originated after December 6, 2010, if the fair market value of the real property constituting such Mortgaged Property after the release (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the principal balance of the Mortgage Loan or related Whole Loan outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions of the Code.

In the case of any Mortgage Loan originated after December 6, 2010, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan or related Whole Loan in an amount not less than the amount required by the REMIC Provisions of the Code and, to such extent, such amount may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan or related Whole Loan.

In the case of any Mortgage Loan originated after December 6, 2010, no such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the loan-to-value ratio and other requirements of the REMIC Provisions of the Code.

30.          Financial Reporting and Rent Rolls. Each Mortgage requires the Mortgagor to provide the owner or holder of the Mortgage with quarterly (other than for single-tenant properties) and annual operating statements, and quarterly (other than for single-tenant properties) rent rolls for properties that have leases contributing more than 5% of the in-place base rent and annual financial statements, which annual financial statements (i) with respect to each Mortgage Loan with more than one Mortgagor are in the form of an annual combined balance sheet of the Mortgagor entities (and no other entities), together with the related combined statements of operations, members’ capital and cash flows, including a combining balance sheet and statement of income for the Mortgaged Properties on a combined basis and (ii) for each Mortgage Loan with an original principal balance greater than $50 million, shall be audited by an independent certified public accountant upon the request of the owner or holder of the Mortgage.

31.          Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related special all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) did not, as of the date of origination of the Mortgage Loan, and, to the Seller’s knowledge, do not, as of the Cut-off Date, specifically exclude Acts of Terrorism, as defined in TRIA, from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto, except to the extent that any right to require such coverage may be limited by availability on commercially reasonable terms.

32.          Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the lender which are customarily acceptable to the Seller lending on the security of property comparable to the related Mortgaged Property, such as transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any controlling equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) transfers of less than a controlling interest in a Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, (v) transfers of common stock in publicly traded companies, (vi) a substitution or release of collateral within the parameters of paragraphs 29 and 34 in this Exhibit B, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan, or future permitted mezzanine debt or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests, (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the mortgagee relative to such transfer or encumbrance.

33.          Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Both the Mortgage Loan documents and the organizational documents of the Mortgagor with respect to each Mortgage Loan with a Cut-off Date Balance in excess of $5 million provide that the Mortgagor is a Single-Purpose Entity, and each Mortgage Loan with a Cut-off Date Balance of $20 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $5 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

34.          Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will, in the case of a full Defeasance, be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on (A) the maturity date, (B) on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment penalty or (C) if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the related Anticipated Repayment Date, and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to 115% of the allocated loan amount for the real property to be released; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in clause (iii) above, (vi) if the Mortgagor would continue to own assets in addition to the defeasance collateral, the portion of the Mortgage Loan secured by defeasance collateral is required to be assumed (or the mortgagee may require such assumption) by a Single-Purpose Entity; (vii) the Mortgagor is required to provide an opinion of counsel that the mortgagee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

35.          Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan and situations where default interest is imposed.

36.          Ground Leases. For purposes of this Agreement, a “Ground Lease” shall mean a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a ground leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of the Seller, its successors and assigns:

(A)          The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Seller’s knowledge, no material change in the terms of the Ground Lease had occurred since its recordation, except by any written instruments which are included in the related Mortgage File;

(B)          The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease) that the Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

(C)          The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either borrower or the mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(D)          The Ground Lease is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances;

(E)          The Ground Lease does not place commercially unreasonable restrictions on the identity of the mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder, and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor;

(F)          The Seller has not received any written notice of default under or notice of termination of such Ground Lease. To the Seller’s knowledge, there is no default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a default under the terms of such Ground Lease and to the Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(G)          The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the lender written notice of any default, provides that no notice of default or termination is effective unless such notice is given to the lender, and requires that the ground lessor will supply an estoppel;

(H)          A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the lender’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(I)          The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Seller in connection with loans originated for securitization;

(J)          Under the terms of the Ground Lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (K)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(K)          In the case of a total or substantial taking or loss, under the terms of the Ground Lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(L)          Provided that the lender cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with lender upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

37.          Servicing. The servicing and collection practices used by the Seller in respect of each Mortgage Loan complied in all material respects with all applicable laws and regulations and was in all material respects legal, proper and prudent, in accordance with Seller’s customary commercial mortgage servicing practices.

38.          ARD Loans. Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than five years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan’s interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the excess cash flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all excess cash flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related

Mortgage Rate on such Mortgage Loan’s Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

39.          Rent Rolls; Operating Histories. The Seller has obtained a rent roll (each, a “Certified Rent Roll”) other than with respect to hospitality properties certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Mortgage Loan. The Seller has obtained operating histories (the “Certified Operating Histories”) with respect to each Mortgaged Property certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Mortgage Loan. The Certified Operating Histories collectively report on operations for a period equal to (a) at least a continuous three-year period or (b) in the event the Mortgaged Property was owned, operated or constructed by the Mortgagor or an affiliate for less than three years then for such shorter period of time, it being understood that for mortgaged properties acquired with the proceeds of a Mortgage Loan, Certified Operating Histories may not have been available.

40.          No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments since origination, and as of the Closing Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Seller’s knowledge, there is (a) no, and since origination there has been no, material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Seller in Exhibit C to this Agreement. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

41.          Bankruptcy. In respect of each Mortgage Loan, as of the date of origination of the Mortgage Loan and to the Seller’s knowledge as of the Cut-off Date, the related Mortgagor is not a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

42.          Organization of Mortgagor. The Seller has obtained an organizational chart or other description of each Mortgagor which identifies all beneficial controlling owners of the Mortgagor (i.e., managing members, general partners or similar controlling person for such Mortgagor) (the “Controlling Owner”) and all owners that hold a 20% or greater direct ownership share (i.e., the “Major Sponsors”). The Seller (1) required questionnaires to be completed by each Controlling Owner and guarantor or performed other processes designed to elicit information from each Controlling Owner and guarantor regarding such Controlling Owner’s or guarantor’s prior history for at least 10 years regarding any bankruptcies or other insolvencies, any felony convictions, and (2) performed or caused to be performed searches of the public records or services such as Lexis/Nexis, or a similar service designed to elicit information about each Controlling Owner, Major Sponsor and guarantor regarding such Controlling Owner’s, Major Sponsor’s or guarantor’s prior history for at least 10 years regarding any bankruptcies or other insolvencies, any felony convictions, and provided, however, that records searches were limited to the last 10 years. (clauses (1) and (2) collectively, the “Sponsor Diligence”). Based solely on the Sponsor Diligence, to the knowledge of the Seller, no Major Sponsor or guarantor (i) was in a state of federal bankruptcy or insolvency proceeding, (ii) had a prior record of having been in a state of federal bankruptcy or insolvency, or (iii) had been convicted of a felony.

43.          Environmental Conditions. At origination, each Mortgagor represented and warranted that to its knowledge no hazardous materials or any other substances or materials which are included under or regulated by environmental laws are located on, or have been handled, manufactured, generated, stored, processed, or disposed of on or released or discharged from the Mortgaged Property, except as disclosed by a Phase I environmental assessment (or a Phase II environmental assessment, if applicable) delivered in connection with the origination of the Mortgage Loan or except for those substances commonly used in the operation and maintenance of properties of kind and nature similar to those of the Mortgaged Property in compliance with all environmental laws and in a manner that does not result in contamination of the Mortgaged Property. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not reveal any known circumstance or condition that rendered the Mortgaged Property at the date of the ESA in material noncompliance with applicable environmental laws or the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) or the need for further investigation, or (ii) if any material noncompliance with environmental laws or the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) 125% of the funds reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable environmental laws or the Environmental Condition has been escrowed by the related Mortgagor and is held by the related lender; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint, or lead in drinking water, and the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the Cut-off Date, and, as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as administratively “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy meeting the requirements set forth below that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s Investors Service, Inc., Standard & Poor’s Ratings

Services and/or Fitch Ratings, Inc.; (E) a party not related to the Mortgagor with assets reasonably estimated to be adequate to effect all necessary remediation was identified as the responsible party for such condition or circumstance; or (F) a party related to the Mortgagor with assets reasonably estimated to be adequate to effect all necessary remediation was identified as the responsible party for such condition or circumstance is required to take action. The ESA will be part of the Servicing File; and to the Seller’s knowledge, except as set forth in the ESA, there is no (i) known circumstance or condition that rendered the Mortgaged Property in material noncompliance with applicable environmental laws, (ii) Environmental Conditions (as such term is defined in ASTM E1527-05 or its successor), or (iii) need for further investigation.

In the case of each Mortgage Loan set forth on Schedule I to this Agreement, (i) such Mortgage Loan is the subject of an environmental insurance policy, issued by the issuer set forth on Schedule I (the “Policy Issuer”) and effective as of the date thereof (the “Environmental Insurance Policy”), (ii) as of the origination date of the related Mortgage Loan and to the Seller’s knowledge as of the Cut-off Date, the Environmental Insurance Policy is in full force and effect, there is no deductible and the Trustee is a named insured under such policy, (iii)(a) a property condition or engineering report was prepared, if the related Mortgaged Property was constructed prior to 1985, with respect to asbestos-containing materials (“ACM”) and, if the related Mortgaged Property is a multifamily property, with respect to radon gas (“RG”) and lead-based paint (“LBP”), and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the mortgagee a reserve in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan that should reasonably be expected to mitigate the environmental risk related to the identified LBP, ACM or RG condition, (iv) on the effective date of the Environmental Insurance Policy, the Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a Mortgagor questionnaire that was provided to the Policy Issuer, or (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy’s term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

44.          Lease Estoppels. With respect to each Mortgage Loan predominantly secured by a retail, office or industrial property leased to a single tenant, the Seller reviewed such estoppel obtained from such tenant no earlier than 90 days prior to the origination date of the related Mortgage Loan, and to the Seller’s knowledge based solely on the related estoppel certificate, the related lease is in full force and effect or if not in full force and effect the related space was underwritten as vacant, subject to customary reservations of tenant’s rights, such as, without limitation, with respect to common area maintenance (“CAM”) and pass-through audits and verification of landlord’s compliance with co-tenancy provisions. With respect to each Mortgage Loan predominantly secured by a retail, office or industrial property, the Seller has received lease estoppels executed within 90 days of the origination date of the related Mortgage Loan that collectively account for at least 65% of the in-place base rent for the Mortgaged Property or set of cross-collateralized properties that secure a Mortgage Loan that is represented on the Certified Rent Roll. To the Seller’s knowledge, each lease represented on the Certified Rent Roll is in full force and effect, subject to customary reservations of tenant’s rights, such as with respect to CAM and pass-through audits and verification of landlord’s compliance with co-tenancy provisions.

45.          Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Closing Date. The appraisal is signed by an appraiser who is a Member of the Appraisal Institute (“MAI”) and, to the Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation. The related appraisal contained a statement or was accompanied by a letter from the related appraiser to the effect that the appraisal was performed in accordance with the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date the related appraisal was completed.

46.          Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

47.          Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other Mortgage Loan that is outside the Mortgage Pool.

48.          Advance of Funds by the Seller. No advance of funds has been made by the Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the Closing Date.

49.          Compliance with Anti-Money Laundering Laws. The Seller has complied with its internal procedures with respect to all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 in connection with the origination of the Mortgage Loan.

For purposes of these representations and warranties, the phrases “the Seller’s knowledge” or “the Seller’s belief” and other words and phrases of like import shall mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the officers and employees of the Seller directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth herein. All information contained in documents which are part of or required to be part of a Servicing File, as specified in the Pooling and Servicing Agreement (to the extent such documents exist or existed), shall be deemed to be within the Seller’s knowledge including but not limited to any written notices from or on behalf of the Mortgagor.

“Servicing File”. A copy of the Mortgage File and documents and records not otherwise required to be contained in the Mortgage File that (i) relate to the origination and/or servicing and administration of the Mortgage Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans or for evidencing or enforcing any of the rights of the holder of the Mortgage Loans or holders of interests therein and (iii) are in the possession or under the control of the Seller, provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

EXHIBIT B-30-1

LIST OF MORTGAGE LOANS WITH CURRENT MEZZANINE DEBT

Loan #	Mortgage Loan
16	GLP INDUSTRIAL PORTFOLIO B
29	STAYBRIDGE SUITES – INDIANAPOLIS

 B-30-1-1

EXHIBIT B-30-2

LIST OF MORTGAGE LOANS WITH PERMITTED MEZZANINE DEBT

Loan #	Mortgage Loan
33	THE REGISTRY APARTMENTS

 B-30-2-1

EXHIBIT B-30-3

LIST OF CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS

NONE

 B-30-3-1

EXHIBIT C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Representation	Mortgage Loan and Number as Identified on Annex A	Description of Exception
5	Tampa Marriott Westshore (Loan No. 4)	(Hospitality Provisions) – The comfort letter obtained at origination is not assignable nor does it run to successors/assigns; however, the franchisor will replace the comfort letter upon its then current form upon a securitization upon notice within 90 days thereof.
5	Staybridge Suites – Indianapolis IN (Loan No. 29) Hotel Indigo – Columbus IN (Loan No. 31) Candlewood Suites – Fort Myers FL (Loan No. 47)	(Hospitality Provisions) – The related comfort letter provided at the closing of the Mortgage Loan is not enforceable by the securitization trust. Within 60 days of the securitization date a replacement comfort letter in favor of the trust may be obtained upon written request of the franchisor. A request for a replacement letter has been submitted.
7	All Mortgage Loans transferred by Column	(Lien; Valid Assignment) – The lien of real property taxes and assessments will not be considered due and payable until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement is entitled to be taken by the related taxing authority.
7	Coconut Point (Loan No. 1) Gurnee Mills (Loan No. 2) GLP Industrial Portfolio B (Loan	(Lien; Valid Assignment) – With respect to each subject Mortgage Loan, the related Mortgage and any related assignment of leases secure the entire Whole Loan. Each subject Mortgage Loan is subject to the rights of the co-lenders under the related co-lender agreement.

No. 16)
8	All Mortgage Loans transferred by Column	(Permitted Liens; Title Insurance) – The lien of real property taxes and assessments will not be considered due and payable until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement is entitled to be taken by the related taxing authority.
8	Tampa Marriott Westshore (Loan No. 4)	(Permitted Liens; Title Insurance) – The franchisor, Marriott International, Inc., has a right of first refusal to purchase the entire Mortgaged Property in the event of a proposed transfer of the Mortgaged Property or a controlling direct or indirect interest in the related Mortgagor to a “competitor” of the franchisor (as defined in the comfort letter). The right of first refusal will apply even if a transfer to a competitor of the franchisor results from a foreclosure, judicial or legal process, such as execution and levy, or by any other means, but is subordinate to the exercise of the rights of a bona fide lender who is not a competitor.
8	Cherry Tree Crossing II and III (Loan No. 45)	(Permitted Liens; Title Insurance) – The adjacent property owner holds a right of first refusal and purchase option to acquire the Mortgagor’s interest in the Mortgaged Property; however, such holder executed a subordination agreement (i) subordinating its interests to the Mortgage Loan, (ii) agreeing that such rights are not applicable to a foreclosure, deed in lieu or first sale thereafter, and (iii) clarified that it is subject and subordinate to the terms of the related ground lease.
9	GLP Industrial Portfolio B (Loan No. 16)	(Junior Liens) – As of the Cut-Off Date, there is a mezzanine A loan and mezzanine B loan held by Teachers Insurance and Annuity Association of America, a New York corporation, in the aggregate outstanding principal amount of $330,000,000. At origination, the mortgage lenders entered into an intercreditor agreement with mezzanine A lenders and mezzanine A lenders.

The mezzanine A loan is secured by a pledge of the equity interests in each Mortgagor and the mezzanine B loan is secured by a pledge of the equity interests in each mezzanine A Mortgagor.

9	Staybridge Suites – Indianapolis, IN (Loan No. 29)	(Junior Liens) – As of the Cut-Off Date, there is a mezzanine loan held by the SSHCOF II INDIANAPOLIS, LLC in the original principal amount of $1,400,000, which is secured directly by a pledge of the ownership interests in the related Mortgagor. At origination, the lender entered into an intercreditor agreement with the mezzanine lender.
10	Coconut Point (Loan No. 1) Gurnee Mills (Loan No. 2) GLP Industrial Portfolio B (Loan No. 16)	(Assignment of Leases and Rents) – The related Mortgages and any related assignments of leases secure the subject Mortgage Loan and the related Companion Loans on a pari passu basis.
12

Preserve at Autumn Ridge II
(Loan No. 10)

The Heights II (Loan No. 13)

GLP Industrial Portfolio B
(Loan No. 16)

Maxwell Office Portfolio
(Loan No. 23)

Campbell Grove (Loan No. 30)

Hotel Indigo – Columbus IN

(Condition of Property) – The engineering report and / or property condition assessment prepared in connection with the origination of the Mortgage Loan was prepared more than 12 months prior to the Cut-off Date.

(Loan No. 31) Southwood One (Loan No. 35) Kaufman - Ft. Collins Office Building (Loan No. 38) Eden Garden Apartments (Loan No. 43)
12

Cherry Creek Apartments
(Loan No. 22)

10 West Plaza (Loan No. 26)

The Registry Apartments
(Loan No. 33)

Siena Courtyard Apartments
(Loan No. 42)

Cherry Tree Crossing II & III
(Loan No. 45)

Silsbee & Lumberton Retail
(Loan No. 51)

Lubbock MHC Portfolio
(Loan No. 52)

(Condition of Property) – The related property condition report was prepared no more than 12 months prior to the Cut-off Date, but subsequent to the origination of the related Mortgage Loan and is dated more than 4 months after the date of origination of the related Mortgage Loan.
15	Silsbee & Lumberton Retail (Loan No. 51)	(Actions Concerning Mortgage Loan) – The carve-out guarantor reported that he is the subject of collection activities currently being pursued by various creditors for an undetermined aggregate amount that includes $100,000 extended by one such creditor in connection with repairs made to the related Mortgaged Properties after sustaining hurricane damage. The carve-out guarantor reported as of July 27, 2016 net worth and liquid assets of approximately $1.4 million and $41,900, respectively.
16	BJ’s Wholesale Club - Miami (Loan No. 11)	(Escrow Deposits) – Pursuant to terms and conditions under the Mortgage Loan documents, all taxes, insurance premiums and capital improvements impounds are suspended, provided there is no ongoing event of default under the Mortgage Loan documents and provided that the single tenant performs, maintains and/or pays for such taxes, insurance premiums and/or capital improvements in accordance with the terms of the Mortgage Loan documents.
16	Kaufman - Ft. Collins Office Building (Loan No. 38)	(Escrow Deposits) – Pursuant to terms and conditions under the Deed of Trust, all taxes and insurance premium impounds are suspended and all tenant improvements and leasing commissions, replacement reserves and tenant termination payment reserve deposits are waived, provided there is no ongoing event of default under the Mortgage Loan documents. The guarantor provided a fully executed payment guaranty for the full amount of such reserves at Mortgage Loan origination.
18	Coconut Point (Loan No. 1) Gurnee Mills (Loan No. 2)

(Insurance) – The deductible for the all-risk special form property insurance and flood insurance may not exceed $500,000 (the deductible may also be higher than $500,000 if the Mortgagor delivers a letter of credit for the difference between the actual deductible and the maximum deductible permitted by the Mortgage Loan documents). The amount of these deductibles may be considered higher than customary.

The Mortgage Loan documents permit insurance through a syndicate of insurers, provided that at least seventy-five percent (75%) of the coverage (if there are four (4) or fewer members of the syndicate) or at least sixty percent (60%) of the coverage (if there are five (5) or more members of the syndicate) is with carriers having a claims paying ability rating of “A” or better by S&P, and the balance of the coverage is, in each case, provided by insurers with a claims paying ability rating of “BBB” or better by S&P.

If certain reciprocal easement agreements or major leases contain provisions requiring restoration, the lender is required to make proceeds available to the related Mortgagor for restoration, even if the conditions to restoration in the related Mortgage Loan documents have not been satisfied.

18	GLP Industrial Portfolio B (Loan No. 16)	(Insurance) – All policies of insurance required pursuant to the Mortgage Loan agreement are required to be issued by one or more insurers having a rating of at least “A” by S&P and that satisfy the Moody’s requirements if Moody’s rates any of the certificates; or by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings (provided that all such insurers shall have ratings of not less than “BBB+” by S&P and “Baa1” by Moody’s, or that satisfy the Moody’s requirements, if Moody’s rates any of the certificates).If any material portion of one or more of the related Mortgaged Properties is located in an area identified in the Federal Register by the Federal Emergency Management Agency as being in a Special Flood Hazard Area, then flood insurance shall be required in the maximum amount available under the National Flood Insurance Program. Earthquake insurance is required to be provided in an amount equal to the annual aggregate gross loss estimate for a 475-year event Probable Maximum Loss (PML), 90% confidence level, for all high risk locations covered by such limit, such seismic risk analysis to be approved by lender and secured by the applicable Mortgagor utilizing the most current RMS software or its equivalent or a third-party engineering firm qualified to perform such seismic risk analysis, in each case to include consideration of business interruption and loss amplification.
19	Cherry Tree Crossing II and III (Loan No. 45)	(Access; Utilities; Separate Tax Lots) – A portion of the Mortgaged Property is located on a tax parcel that includes property that is not part of the Mortgaged Property. The Mortgagor has represented that it has completed all procedures in order to obtain a separate tax parcel number for such portion of the Mortgaged Property and that the new tax number will become effective for tax year 2016, payable in 2017. Until such time as the separate tax parcel number becomes effective, the Mortgage Loan documents require that the Mortgagor escrow for payment of all taxes subject to the existing tax identification number and contain a recourse carveout as to any loss sustained as a result of the failure to obtain the separate tax parcel number.
26	Lubbock MHC Portfolio (Loan No. 52)	(Local Law Compliance) – The use of each of the Texas West MHC and Town & Country MHC Mortgaged Properties as a mobile home park is legal nonconforming and requires a special use permit under existing zoning requirements. The related zoning ordinance provides that a nonconforming use may not be resumed after it has been “abandoned”, which is considered to occur if, among other things, (a) an owner’s intention to discontinue such use is apparent, (b) the characteristic equipment and furnishings of such use have been removed from the related premises and have not been replaced with similar equipment within one year or (c) the related land, building or structure becomes unoccupied or out of use for a continuous period of one year. In addition, the related zoning ordinance provides that a nonconforming building or structure may not be restored after a casualty if the expense of restoration exceeds 75% of such building or structure’s replacement cost. The Mortgage Loan documents provide for recourse to the Mortgagor and carve-out guarantor for losses arising out of, upon a casualty or condemnation, (a) the inability of a Mortgaged Property to be rebuilt and operated as a manufactured housing community in compliance with applicable legal requirements to substantially the same area, size, density and dimension as existing as of the date of origination of the Mortgage Loan and/or (b) increased costs of any restoration to comply with then-current building and zoning codes.
27	Lubbock MHC Portfolio (Loan No. 52)	(Licenses and Permits) – The use of each of the Texas West MHC and Town & Country MHC Mortgaged Properties as a mobile home park is legal nonconforming and requires a special use permit under existing zoning requirements. The related zoning ordinance provides that a nonconforming use may not be resumed after it has been “abandoned”, which is considered to occur if, among other things, (a) an owner’s intention to discontinue such use is apparent, (b) the characteristic equipment and furnishings of such use have been removed from the related premises and have not been replaced with similar equipment within one year or (c) the related land, building or structure becomes unoccupied or out of use for a continuous period of one year. In addition, the related zoning ordinance provides that a nonconforming building or structure may not be restored after a casualty if the expense of restoration exceeds 75% of such building or structure’s replacement cost. The Mortgage Loan documents provide for recourse to the Mortgagor and carve-out guarantor for losses arising out of, upon a casualty or condemnation, (a) the inability of a Mortgaged Property to be rebuilt and operated as a manufactured housing community in compliance with applicable legal requirements to substantially the same area, size, density and dimension as existing as of the date of origination of the Mortgage Loan and/or (b) increased costs of any restoration to comply with then-current building and zoning codes.
28	All Mortgage Loans transferred by Column	(Recourse Obligations) – The related Mortgage Loan documents may provide for recourse against the related Mortgagor and guarantor in the event that such Mortgagor or guarantor “solicits or causes to be solicited petitioning creditors” to cause an involuntary bankruptcy filing with respect to such Mortgagor, rather than that such Mortgagor or guarantor “colluded with other creditors” to do so. In addition, the related

Mortgage Loan documents may limit recourse for the related Mortgagor’s commission of material physical waste only to the extent that such waste was intentional.
28	Coconut Point (Loan No. 1)	(Recourse Obligations) – The guarantor’s liability under the guaranty is capped at $38,000,000, in the aggregate, plus all of the reasonable out-of-pocket costs and expenses (including court costs and reasonable attorneys’ fees) incurred by the lender in the enforcement of the guaranty or the preservation of the lender’s rights under the guaranty.
28	Gurnee Mills (Loan No. 2)	(Recourse Obligations) – The guarantor’s liability under the guaranty is capped at $55,000,000, in the aggregate, plus all of the reasonable out-of-pocket costs and expenses (including court costs and reasonable attorneys’ fees) incurred by the lender in the enforcement of the guaranty or the preservation of the lender’s rights under the guaranty.
28	Coconut Point (Loan No. 1) Gurnee Mills (Loan No. 2)

(Recourse Obligations) – As regards clauses (a)(i) and (ii) of Representation and Warranty No. 28, the Mortgage Loan is full recourse if (a) the Mortgagor files a voluntary petition under any creditors rights laws (without the consent of the lender); (b) the Mortgagor or any affiliate of the Mortgagor solicits or causes to be solicited petitioning creditors (other than the lender) for any involuntary petition against the Mortgagor from any person under any creditors rights laws; or (c) the Mortgagor files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it by any other person (other than the lender).

As regards clause (b)(i)(A) of Representation and Warranty No. 28, there is no loss recourse for conversion.

As regards clause (b)(iii) of Representation and Warranty No. 28, liability is limited to willful misconduct of the Mortgagor only (not the guarantor).

As regards clause (b)(v) of Representation and Warranty No. 28, waste is limited to any arson or act of material physical waste intentionally committed by Mortgagor.

The Mortgage Loan is not fully recourse to Mortgagor and the guarantor for transfers in violation of the Mortgage Loan documents, provided that the circumstance, event or condition which gave rise to the carve-out is attributable to one or more of the following: (i) insufficient revenue from the Mortgaged Property; (ii) Mortgagor’s lack of access to revenue from the Mortgaged Property as the result of the lender’s exercise of remedies with respect to the Mortgaged Property’s cash flows; (iii) the insolvency of Mortgagor or negative cash flow from the Mortgaged Property and/or the actual or constructive admission of the same by any means in any context; (iv) the payment of Mortgagor’s debts and liabilities as they become due and payable from sources other than the Mortgaged Property; (v) the failure to pay the Mortgage Loan or other obligation or debts of Mortgagor, as the result of (i) through (iii) above; or (vi) the imposition of any lien or encumbrance on the Mortgaged Property by a creditor of Mortgagor through a judgment of exercise of statutory right, where such lien or encumbrance arises from the non-payment of amounts owing to such creditor as the result of (i) through (iii) above.

28	BJ’s Wholesale Club – Miami (Loan No. 11)

(Recourse Obligations) – The guarantor’s liability under the guaranty is capped at $6,000,000, with the exception of all bankruptcy-related carveouts and environmental issues. However, unauthorized transfers are considered a full recourse event. The cap on liability does not apply to successor guarantors.

As regards clause (b)(i)(A) and (B) of Representation and Warranty No. 28, losses and damages with respect to the misapplication or misappropriation of insurance proceeds or rents or security deposits are limited to the intentional misapplication or misappropriation of such insurance proceeds, rents or security deposits.
28	GLP Industrial Portfolio B (Loan No. 16)

(Recourse Obligations) – As regards clause (a)(i) of Representation and Warranty No. 28, the guarantor’s liability for the bankruptcy related carveout is capped at 15% of the principal loan amount then outstanding at the time of the occurrence of such event (plus all reasonable third-party costs actually incurred by the lender in connection with the enforcement of their rights upon a bankruptcy action).

As regards clause (a)(iii) of Representation and Warranty No. 28, transfers of either the Mortgaged Property or equity interests in Mortgagor made in violation of the Mortgage Loan documents are loss recourse events, rather than full recourse events.

As regards clause (b)(i)(A) of Representation and Warranty No. 28, there is no loss recourse for conversion.

As regards clause (b)(iv) of Representation and Warranty No. 28, the guarantor has no liability under the environmental indemnity so long as an environmental policy is in place. The Mortgagors obtained an environmental insurance policy from Allied World Assurance Company covering all of the Mortgaged Properties. The policy expires November 4, 2025, has a limit of $5,000,000 per incident ($10,000,000 in the aggregate) and has a deductible of $100,000.

As regards clause (b)(v) of Representation and Warranty No. 28, there is loss recourse for grossly negligent physical waste (rather than material physical waste) caused by the Mortgagor, guarantor or their affiliates.

29	All Mortgage Loans transferred by Column	(Mortgage Releases) – If the subject Mortgage Loan is included in a REMIC and the loan-to-value ratio of the related Mortgaged Property following a condemnation exceeds 125%, the related Mortgagor may be able to avoid having to pay down the subject Mortgage Loan if it delivers an opinion of counsel to the effect that the failure to make such pay down will not cause such REMIC to fail to qualify as such.
29	GLP Industrial Portfolio B (Loan No. 16)

(Mortgage Releases) - Release prices in connection with a partial release are as follows (which may be less than 115% of the allocated loan amount for the applicable Mortgaged Property): (i) 105% of the allocated loan amount until the first 10% of the related Whole Loan has been repaid; then (ii) 110% of the allocated loan amount until 20% in aggregate of the related Whole Loan has been repaid; and (iii) thereafter 115% of the allocated loan amount. For the avoidance of doubt, no release is permitted except in compliance with the REMIC requirements.

In addition, the Mortgagor may obtain the release of Mortgaged Properties in connection with a substitution of another property for any such Mortgaged Property in compliance with the requirements of the loan documents and the REMIC requirements.

31	Coconut Point (Loan No. 1)	(Acts of Terrorism Exclusion) – If the Terrorism Risk Insurance Program Reauthorization Act of 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time) is not in effect, then (A) the related Mortgagor will not be required to spend on the premium for terrorism insurance coverage more than two (2) times the then current annual insurance premiums payable by such Mortgagor for the insurance policies insuring only the property (excluding the wind, flood and earthquake components of such insurance premiums) on a standalone basis and (B) such stand-alone policy may have a deductible that is reasonable for such stand-alone policies with respect to properties similar to the Mortgaged Property and reasonable for the geographic region where the Mortgaged Property is located, so long as in no event will such deductible exceed $5,000,000.
31	GLP Industrial Portfolio B (Loan	(Acts of Terrorism Exclusion) – If the Terrorism Risk

	No. 16)	Insurance Program Reauthorization Act of 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time) is not in effect, the related Mortgagor is required to carry terrorism insurance, but the related Mortgagor will not be required to pay annual premiums in excess of an amount equal to two (2) times the then-current premium for a separate “special causes of loss” or similar policy insuring only the Mortgaged Property on a stand-alone basis (the “Terrorism Cap”); provided that the related Mortgagor will be obligated to purchase the maximum amount of terrorism insurance coverage available with funds equal to the cost of the Terrorism Cap.
32	All Mortgage Loans transferred by Column	(Due-on-Sale or Encumbrance) – Any pledge of a direct or indirect equity interest in the related Mortgagor would be permitted if the transfer of such equity interest to the pledgee would be a permitted transfer under the terms of Representation and Warranty No. 32 or as contemplated by any other exception to Representation and Warranty No. 32 set forth herein.
32	All Mortgage Loans transferred by Column	(Due-on-Sale or Encumbrance) – Transfers, sales and pledges (each, a “Transfer”) of stock listed on a nationally recognized stock exchange, as well as Transfers of stock and other equity interests that are publicly traded, are permitted. Mergers and other business combinations involving a publicly traded company are also permitted. In addition, for certain loans, Transfers of direct or indirect equity interests in the related Mortgagor may be permitted under one or more of the following circumstances: (a) such equity interests are limited partnership interests, non-managing member interests in a limited liability company or other passive equity interests; (b) the Transfer does not result in a change of control of the related Mortgagor or the Mortgagor continues to be controlled by a specified Person or a Person satisfying specific criteria identified in the related Mortgage Loan documents; and/or (c) the Transfer results in certain specified individuals or entities maintaining control of the related Mortgagor.
32	GLP Industrial Portfolio B (Loan No. 16)	(Due-on-Sale or Encumbrance) – There is no permitted future mezzanine debt. No transfers of direct equity interests in Mortgagor is permitted. Transfers of indirect equity interests in Mortgagor is permitted, so long as there exists no change of control and no prohibited pledge and other customary conditions precedent are satisfied. The guarantor is able to go public without lender’s consent so long as customary conditions precedent are satisfied.
33	BJ’s Wholesale Club – Miami (Loan No. 11)	(Single Purpose Entity) – A non-consolidation opinion was not obtained at origination of the Mortgage Loan.
34	Tampa Marriott Westshore (Loan No. 4)	(Defeasance) – Defeasance collateral includes “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 to the extent satisfying rating agency criteria.
36	Tampa Marriott Westshore (Loan No. 4)	(Ground Leases) – As regards clause (I) of Representation and Warranty No. 36, subleases require the consent of the ground lessor. However, the related Mortgaged Property is a hospitality property.
36	GLP Industrial Portfolio B (Loan No. 16)	(Ground Leases) – As regards clause (C) of Representation and Warranty No. 36, the Mortgagor holds a valid leasehold interest under the ground lease, which term expires on October 1, 2020. There are no rights of renewal or extension, however, the Mortgagor has the option to purchase the fee interest in the related ground leased parcel for a nominal price to be paid to the lessor under the ground lease and the surrender to such lessor of the related bonds.
43	GLP Industrial Portfolio B (Loan	(Environmental Conditions) – The environmental insurance policy obtained in connection with the

	No. 16)	closing of the Mortgage Loan has a deductible of $100,000 and does not extend five (5) years beyond the maturity date of the Mortgage Loan.
44	GLP Industrial Portfolio B (Loan No. 16)	(Lease Estoppels) – Mortgagor was required to deliver estoppels at closing for major tenants comprising at least 50% of the in place base rent.
45	Southwood One (Loan No. 35) Kaufman - Ft. Collins Office Building (Loan No. 38) Candlewood Suites – Fort Myers FL (Loan No. 47)	(Appraisal) – The appraisal of the related Mortgaged Property contained in the Mortgage File is dated more than 12 months prior to the Closing Date.
45

Cherry Creek Apartments
(Loan No. 22)

10 West Plaza (Loan No. 26)

The Registry Apartments
(Loan No. 33)

Siena Courtyard Apartments
(Loan No. 42)

Cherry Tree Crossing II & III
(Loan No. 45)

Lubbock MHC Portfolio
(Loan No. 52)

(Appraisal) – The appraisal of the related Mortgaged Property contained in the Mortgage File is dated within 12 months of the Closing Date, but more than 6 months after the related origination date.

47	Coconut Point (Loan No. 1) Gurnee Mills (Loan No. 2) GLP Industrial Portfolio B (Loan No. 16)	(Cross-Collateralization) – The subject Mortgage Loan is cross-collateralized and cross-defaulted with a related Companion Loan.

EXHIBIT D

FORM OF OFFICER’S CERTIFICATE

COLUMN FINANCIAL, INC. (“Seller”) hereby certifies as follows:

1.	All of the representations and warranties (except as set forth on Exhibit C) of the Seller under the Mortgage Loan Purchase Agreement, dated as of November 10, 2016, (the “Agreement”), between Credit Suisse Commercial Mortgage Securities Corp. and Seller, are true and correct in all material respects on and as of the date hereof (or as of such other date as of which such representation is made under the terms of Exhibit B to the Agreement) with the same force and effect as if made on and as of the date hereof (or as of such other date as of which such representation is made under the terms of Exhibit B to the Agreement).

2.	The Seller has complied in all material respects with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which would constitute a default on the part of the Seller under the Agreement.

3.	Neither the Prospectus, dated November 15, 2016 (the “Prospectus”), relating to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates, nor the Offering Circular, dated November 15, 2016 (the “Offering Circular”), relating to the offering of the Class X-E, Class X-F, Class X-NR, Class D, Class E, Class F, Class NR and Class R Certificates, in the case of each of the Prospectus and the Offering Circular, as of the date thereof or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans (including any related Whole Loan, including, without limitation, the servicing terms thereof if not serviced under the Pooling and Servicing Agreement, including identification of the parties to the related Other Pooling and Servicing Agreement), the related borrowers, the related Mortgaged Properties or the Seller and its affiliates (to the extent such affiliate is not the Underwriter or Initial Purchaser) (collectively, the “Loan Detail”) or omitted or omits to state therein any material fact necessary in order to make the statements therein relating to the Loan Detail, in the light of the circumstances under which they were made, not misleading.

Capitalized terms used herein without definition have the meanings given them in the Agreement or, if not defined therein, in the Indemnification Agreement.

[SIGNATURE APPEARS ON THE FOLLOWING PAGE]

D-1

Certified this ___ day of November, 2016.

COLUMN FINANCIAL, INC.

By:
Name:
Title:

D-2

EXHIBIT E

FORM OF DILIGENCE FILE CERTIFICATION

Reference is hereby made to that certain Pooling and Servicing Agreement, dated November 1, 2016, and that certain Mortgage Loan Purchase Agreement, dated November 10, 2016 (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Seller”) and Credit Suisse Commercial Mortgage Securities Corp. In accordance with Section 5(k) of the Mortgage Loan Purchase Agreement, the Seller hereby certifies to the Depositor, the Master Servicer, the Certificate Administrator, the Special Servicer, the Trustee, the Operating Advisor and the Asset Representations Reviewer, as follows:

1.	The Seller has reviewed the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Designated Site (as defined in the Pooling and Servicing Agreement); and

2.	Each Diligence File contains all documents and information required under the definition of “Diligence File” and such Diligence File is organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and Seller.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative, the [___] day of [___].

[SELLER]

By:
Name:
Title:

E-1

EXHIBIT F

FORM OF PRELIMINARY SELLER SUB-CERTIFICATION

I, [identity of certifying individual], the [title] of [name of seller] (the “Seller”) hereby certifies as of [THE DATE OF THE PRELIMINARY PROSPECTUS] to [NAME OF DEPOSITOR’S CEO], and with the knowledge and intent that [he][she] will rely upon this certification in connection with the certification to be signed by [him][her] and submitted to the Securities and Exchange Commission pursuant to Regulation AB, that:

1.	I have reviewed the preliminary prospectus (the “Prospectus”) relating to [TITLE OF SECURITIES] (the “Securities”) and am familiar with, in all material respects, (a) the characteristics of the loans underlying the offering that will be conveyed by the Seller to [NAME OF THE DEPOSITOR] (the “Seller’s Loans”), and (b) all material underlying transaction agreements to which the Seller is a party and entered into by Seller in connection with the securitization of the Seller’s Loans;

2.	Based on my knowledge, the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading, but only if and to the extent that any such untrue statement or omission relates to the Seller or the Seller’s Loans; and

3.	Based on my knowledge, the Prospectus and other information included in the registration statement of which it will be a part and provided to me for review fairly present, in all material respects, the characteristics of the Seller’s Loans, including the risks relating to the Seller’s Loans that would affect the cash flows available to service payments or distributions on the Securities in accordance with their terms.

This Certification is being signed by me solely in my capacity as a duly authorized [senior officer of the Seller][representative of the Seller directly responsible for the underwriting, origination and/or sale of the Seller’s Loans], and not in my individual capacity. This Certification is solely for the benefit of [NAME OF DEPOSITOR’S CEO] and not for the benefit of any other party or person.

By:
Name:
Title:

F-1

SCHEDULE I

MORTGAGED PROPERTY FOR WHICH ENVIRONMENTAL INSURANCE IS MAINTAINED

Mortgaged Property	Policy Issuer
GLP INDUSTRIAL PORTFOLIO B	Allied World Assurance Company

 Sch. I-1